UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-22481

                                  Apollo Senior Floating Rate Fund Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street

                         New York, New York 10019

(Address of principal executive offices) (Zip code)

Joseph Moroney, President

9 West 57th Street

                             New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (212) 515-3200

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2018

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

 Apollo Senior Floating Rate Fund Inc. (NYSE:  AFT)

 Apollo Tactical Income Fund Inc. (NYSE: AIF)

  Annual Report

  December 31, 2018

Important Information on Paperless Delivery

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, www.apollofunds.com, and you will be notified by mail each time a report is posted and provided with a web-site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling (877) 864-4834.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call (877) 864-4834. Your election to receive paper reports applies to all funds held within the Fund complex.

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

This report, including the financial information herein, is transmitted to shareholders of the Funds for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Manager Commentary

As of December 31, 2018 (unaudited)

Dear Shareholders,

We would like to start by saying thank you for your interest in the Apollo Senior Floating Rate Fund Inc. and the Apollo Tactical Income Fund Inc. (the “Funds”). We appreciate the trust and confidence you have placed with us through your investment in the Funds.

2018 was a difficult year for investing across most capital markets, and the leveraged credit markets were not immune to the conditions creating these difficulties. Despite a fundamental backdrop that remains largely benign and in many ways improved from a similarly good 2017, and economic conditions in the US that can really only be described as robust, concerns about where the US economy might be with regards to the next cycle, the scope and impact of potentially tighter financial policies from the Fed, uncertainty around the implications of the administration’s trade policies and a more pronounced risk-off mentality across the investing community created periods of pronounced selling of risk assets that were considerably dilutive to returns. While these instances were almost entirely technical in nature, and despite the lack of any roots in fundamentals, consistently lower secondary levels into higher yields and wider spreads were a hallmark of November and particularly December. While we believe this selling has contributed to a much more attractive investing environment in these markets going forward, it did in many instances nearly completely deplete positive returns in 2018.

The negative technical conditions in the loan market in December in particular were truly historic. While most capital markets saw heavy outflows of capital throughout the period, leading to the many superlatives describing equity and credit market performance in the month, open-end leveraged loan mutual funds and ETFs in particular saw a reduction of interest at record levels that was further influenced by higher probabilities for a lower rate environment. The impact of these outflows from open-end mutual funds and ETFs is fairly profound; they must become sellers of assets into the market regardless of increased transaction costs and much greater levels of volatility. While this can create extremely attractive opportunities for funds structured differently, such as ours, it will drive prices lower in degrees commensurate with the outflows. The monthly outflow in December (by one commonly used measure) of $12.6Bn was a new monthly record for the loan mutual fund market, and handily eclipsed the previous record of $7.4Bn in December 2014. The four consecutive weekly outflows ending in early January 2019 would each have been a new weekly record on their own. The incident was comparable to previous mutual fund-driven market selloffs (August 2011, December 2014, and December 2015 – February 2016), though, in our opinion, the fact that prices only moved 3.7 points (from 96.81 – 93.11, using the S&P Leveraged Loan 100 index, representing the 100 largest loans in the market) from the highs to the lows of the month on this kind of transfer of risk speaks to market liquidity, the demand for loans trading at outsized spreads and yields, and the breadth of market participants compared to the earlier, similar periods mentioned previously. The fact that this happened at the same time fundamental credit performance across the Funds, and the broader market, generally has remained strong, default activity muted, and the capital markets largely open for refinancing activity, speaks to how meaningful market technicals can be.

Looking forward, coming into the new year the loan market was trading at 93.84 on price, or a yield to worst of 7.5% and spread to worst of 491, using widely recognized leveraged loan benchmark indices at the end of 2018; this compared to similar levels of 98.05, 6.3% and 410, respectively, at the beginning of 2018. We regularly speak of our intentions to use imbalances in supply and demand to maximize forward returns while remaining focused on limiting credit risk, and these continue to be our objectives now that a new opportunity set has clearly been established. We expect volatility to remain elevated in 2019. Concerns around various political and macroeconomic issues, expectations for a different approach from the Fed and the impact this has on rates and what should be a fulsome calendar for primary supply should all impact the loan and high yield bond markets. While the current fundamental performance of most industries we lend to remains strong, and the default environment is and should be expected to remain benign, there are enough signals of a nascent slowing in the economy combined with the aforementioned catalysts for economic and market shocks that it’s reasonable to expect we are closer to the threshold for flagging economic growth than would have been contemplated over most of last year. This coincides with a generally robust fundamental backdrop with, across the leveraged finance universe, relatively lower leverage levels given recent earnings growth and higher interest coverage ratios, strong underlying economic conditions in the US, and little to no maturity issues in the market until 2022. The confluence of these current conditions, with clearly rising probabilities for when the economy will begin to see growth stall, will in our view be the most significant tension as it relates to market volatility going forward.

We appreciate your interest and support in the Funds. If you have any questions about the Funds, please call (877) 864-4834, or visit our website at www.apollofunds.com.

Sincerely,

Apollo Credit Management, LLC

4  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Financial Data

As of December 31, 2018 (unaudited)

Portfolio Composition (as % of Current Market
Value of Investment Securities)

Loans	89.9%
High Yield Bonds	8.8%
Equity/Other	1.3%

Portfolio Characteristics (a)

Weighted Average Floating-Rate Spread	4.15%
Weighted Average Fixed-Rate Coupon	6.89%
Weighted Average Maturity (in years) (floating assets)	4.94
Weighted Average Maturity (in years) (fixed assets)	5.96
Weighted Average Modified Duration (in years) (fixed assets)	4.39
Weighted Average Modified Duration (in years)(h)	4.83
Average Position Size	$2,188,946
Number of Positions	200
Weighted Average S&P Rating(i)	B
Weighted Average Rating Factor (Moody’s)(i)	3,005

Credit Quality (b)

BBB	2.2%
BB	10.9%
B	66.6%
CCC+ or Lower	17.6%
Not Rated	2.7%

Top 5 Industries (as % of Current Market Value of
Investment Securities) (c)

High Tech Industries	13.0%
Healthcare & Pharmaceuticals	12.2%
Services: Business	10.4%
Telecommunications	8.8%
Banking, Finance, Insurance & Real Estate	8.8%
Total	53.2%

Top 10 Issuers (as % of Current Market Value of
Investment Securities) (d)

Frontier Communications Corp.	2.0%
Bausch Health Companies, Inc.	1.8%
Advantage Sales & Marketing, Inc.	1.8%
Asurion, LLC	1.8%
Intelsat Jackson Holdings S.A.	1.8%
DigiCert, Inc.	1.6%
Univision Communications, Inc.	1.6%
Air Medical Group Holdings, Inc.	1.6%
ION Trading Finance, Ltd.	1.4%
CenturyLink, Inc.	1.4%
Total	16.8%

Performance Comparison

	YTD		5 Yr		Since Inception(j)
AFT - Market Price	(3.98%	)(e)	2.79%	(e)(f)	3.01%(e)(f)
AFT - NAV	(0.98%	)(e)	4.29%	(e)(f)	5.31%(e)(f)
S&P/LSTA Leveraged Loan Index (g)	0.44%		3.05%	(f)	3.68%(f)

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)

Credit quality is calculated as a percentage of fair value of investment securities at December 31, 2018. The quality ratings reflected were issued by S&P Global Ratings (“S&P”), an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)

The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s Investors Service (“Moody’s”), an internationally recognized statistical rating organization.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)

Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(f)	Annualized.
(g)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(h)	Excludes equity investments and includes fixed and floating rate assets. Floating rate loan duration is calculated by using 3 month LIBOR.
(i)	Excludes securities with no rating or in default as of December 31, 2018.
(j)	Inception date February 23, 2011.

Annual Report  |  5

Apollo Tactical Income Fund Inc.

Financial Data

As of December 31, 2018 (unaudited)

Portfolio Composition (as % of Current Market
Value of Investment Securities)

Loans	79.7%
High Yield Bonds	10.9%
Structured Products	8.2%
Equity/Other	1.2%

Portfolio Characteristics (a)

Weighted Average Floating-Rate Spread	4.43%
Weighted Average Fixed-Rate Coupon	6.34%
Weighted Average Maturity (in years)
(floating assets)	5.31
Weighted Average Maturity (in years)
(fixed assets)	6.00
Weighted Average Modified Duration (in years)
(fixed assets)	4.73
Weighted Average Modified Duration (in years)(h)	5.19
Average Position Size	$2,092,303
Number of Positions	189
Weighted Average S&P Rating(i)	B
Weighted Average Rating Factor (Moody’s)(i)	2,919

Credit Quality (b)

BBB	1.7%
BB	11.4%
B	63.8%
CCC+ or Lower	16.7%
Not Rated	6.4%

Top 5 Industries (as % of Current Market Value of
Investment Securities) (c)

Healthcare & Pharmaceuticals	11.8%
High Tech Industries	11.8%
Services: Business	9.6%
Banking, Finance, Insurance & Real Estate	9.4%
Telecommunications	8.2%
Total	50.8%

Top 10 Issuers (as % of Current Market Value of
Investment Securities) (d)

TIAA Churchhill Middle Market CLO	2.4%
Intelsat Jackson Holdings S.A.	2.0%
Advantage Sales & Marketing, Inc.	1.9%
Frontier Communications Corp.	1.8%
Air Medical Group Holdings, Inc.	1.7%
Univision Communications, Inc.	1.7%
Asurion, LLC	1.7%
ION Trading Finance, Ltd.	1.6%
AP Exhaust Acquisition, LLC	1.5%
Riverbed Technology, Inc.	1.4%
Total	17.7%

Performance Comparison

	YTD		5 Yr		Since Inception(j)

AIF - Market Price	(4.67	%)(e)	4.04	%(e)(f)	2.56%(e)(f)
AIF - NAV	0.47	%(e)	5.59	%(e)(f)	6.14%(e)(f)
S&P/LSTA Leveraged Loan Index (g)	0.44%		3.05	%(f)	3.30%(f)

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)

Credit quality is calculated as a percentage of fair value of investment securities at December 31, 2018. The quality ratings reflected were issued by S&P, an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)

The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s, an internationally recognized statistical rating organization. The Top 5 Industries table above excludes Structured Products which represent 8.2% of the portfolio as of December 31, 2018.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)

Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(f)	Annualized.
(g)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(h)	Excludes equity investments and includes fixed and floating rate assets. Floating rate loan duration is calculated by using 3 month LIBOR.
(i)	Excludes securities with no rating or in default as of December 31, 2018.
(j)	Inception date February 25, 2013.

6  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments

December 31, 2018

	Principal Amount ($)	Value ($)
Senior Loans - 141.1%(a)

AEROSPACE & DEFENSE - 5.6%

MRO Holdings, Inc.
Initial Term Loan, (LIBOR + 4.75%, 1.00% Floor), 7.43%, 10/25/23(b)	594,000	591,030
PAE Holding Corp.
First Lien Initial Term Loan,
(LIBOR + 5.50%, 1.00% Floor), 8.12%, 10/20/22(b)	1,861,090	1,837,826
Second Lien Initial Term Loan,
(LIBOR + 9.50%, 1.00% Floor), 12.12%, 10/20/23(b)	1,324,023	1,304,163
Photonis Technologies SAS
(France)
First Lien Initial Dollar Term
Loan, (LIBOR + 7.50%, 1.00%
Floor), 10.30%, 09/18/19(b)(c)(d)	3,152,510	2,958,110
Science Applications
International Corp.
Term Loan B, (LIBOR + 1.75%, 0.00% Floor), 4.27%, 10/31/25(b)(d)	2,000,000	1,915,000
StandardAero Aviation Holdings, Inc.
Initial Term Loan, (LIBOR + 3.75%, 1.00% Floor), 6.27%, 07/07/22(b)	1,989,087	1,970,747
Transdigm, Inc. 2018 New Tranche E Term
Loans, (LIBOR + 2.50%, 0.00%
Floor), 5.02%, 05/30/25(b)	997,487	944,032
2018 New Tranche F Term Loan,
(LIBOR + 2.50%, 0.00% Floor), 5.02%, 06/09/23(b)(d)	997,487	943,873
New Tranche G Term Loans,
(LIBOR + 2.50%, 0.00% Floor), 5.02%, 08/22/24(b)	1,994,962	1,888,451

		14,353,232

AUTOMOTIVE - 3.4%

AP Exhaust Acquisition, LLC
First Lien Initial Term Loan,
(LIBOR + 5.00%, 1.00% Floor), 7.62%, 05/10/24(b)(d)	6,000,000	5,460,000
Innovative XCessories &
Services, LLC
Term Loan, (LIBOR + 4.75%, 1.00% Floor), 7.26%, 11/29/22(b)	3,217,838	3,137,392

		8,597,392

BANKING, FINANCE, INSURANCE & REAL ESTATE - 11.6%

AIS Holdco, LLC
First Lien Term Loan, (LIBOR + 5.00%, 0.00% Floor), 7.80%, 08/15/25(b)	2,208,333	2,164,166

	Principal Amount ($)	Value ($)

BANKING, FINANCE, INSURANCE & REAL ESTATE (continued)

Alera Group Intermediate
Holdings, Inc.
Term Loan B, (LIBOR + 4.50%, 0.00% Floor), 7.02%, 08/01/25(b)(d)	1,559,009	1,543,419
Aretec Group, Inc.
First Lien Term Loan, (LIBOR + 4.25%, 0.00% Floor), 6.77%, 10/01/25(b)	1,447,254	1,414,691
Asurion, LLC
New Term Loan B-7, (LIBOR + 3.00%, 0.00% Floor), 5.52%, 11/03/24(b)	1,736,243	1,666,255
Replacement Term Loan B-6,
(LIBOR + 3.00%, 0.00% Floor), 5.52%, 11/03/23(b)(d)	3,585,252	3,446,323
Second Lien Replacement Term
Loan B-2, (LIBOR + 6.50%, 0.00% Floor), 9.02%, 08/04/25(b) .	2,136,429	2,119,081
Edelman Financial Center, LLC
First Lien Initial Term Loan,
(LIBOR + 3.25%, 0.00% Floor), 5.69%, 07/21/25(b)(d)	2,000,000	1,932,850
Second Lien Initial Term Loan,
(LIBOR + 6.75%, 0.00% Floor), 9.19%, 07/20/26(b)	500,000	477,500
First Data Corp.
2024A New Dollar Term Loan, (LIBOR + 2.00%, 0.00% Floor), 4.50%, 04/26/24(b)(d)	1,000,000	957,750
Forest City Enterprises, L.P.
Initial Term Loan, (LIBOR + 4.00%, 0.00% Floor), 6.38%, 12/08/25(b)(d)	1,371,191	1,342,622
Medical Card System, Inc.
Term Loan, (LIBOR + 4.50%, 1.00% Floor), 5.50%, 09/02/19(b)(e)	5,039,600	4,559,517
Mitchell International, Inc.
First Lien Initial Term Loan,
(LIBOR + 3.25%, 0.00% Floor), 5.77%, 11/29/24(b)	2,387,603	2,307,033
Second Lien Initial Term Loan,
(LIBOR + 7.25%, 0.00% Floor), 9.77%, 12/01/25(b)	592,888	578,439
NFP Corp.
Term Loan B, (LIBOR + 3.00%, 0.00% Floor), 5.52%, 01/08/24(b)	1,989,924	1,887,940
Sedgwick Claims Management
Services, Inc.
Term Loan, (LIBOR + 3.25%, 0.00% Floor), 3.25%, 12/31/25(b)(d)	1,399,103	1,340,229
SG Acquisition, Inc.
Initial Term Loan, (LIBOR + 5.00%, 1.00% Floor), 7.80%, 03/29/24(b)	1,767,230	1,762,812

		29,500,627

See accompanying Notes to Financial Statements.  |  7

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2018

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

BEVERAGE, FOOD & TOBACCO - 2.4%

JBS, S.A.
Initial Term Loan, (LIBOR + 2.50%, 0.75% Floor), 5.26%, 10/30/22(b)	1,989,873	1,919,402
Winebow Holdings, Inc.
First Lien Term Loan, (LIBOR + 3.75%, 1.00% Floor), 6.27%, 07/01/21(b)	3,309,641	2,887,661
Second Lien Term Loan, (LIBOR
+ 7.50%, 1.00% Floor), 10.02%, 01/02/22(b)(e)	2,260,897	1,243,493

		6,050,556

CAPITAL EQUIPMENT - 1.4%

Altra Industrial Motion Corp.
Term Loan, (LIBOR + 2.00%, 0.00% Floor), 4.52%, 10/01/25(b)	1,441,023	1,372,575
Safe Fleet Holdings, LLC
First Lien Initial Term Loan,
(LIBOR + 3.00%, 1.00% Floor), 5.38%, 02/03/25(b)	994,987	953,944
Second Lien Initial Term Loan,
(LIBOR + 6.75%, 1.00% Floor), 9.13%, 02/02/26(b)	1,403,846	1,333,654

		3,660,173

CHEMICALS, PLASTICS, & RUBBER - 6.5%

Archroma Finance S.A.R.L
(Luxembourg)
Facility B-2, (LIBOR + 4.00%, 0.00% Floor), 6.42%, 08/12/24(b)(c)	2,100,634	2,083,997
Diamond (BC) B.V.
Initial Term Loan, (LIBOR + 3.00%, 0.00% Floor), 5.53%, 09/06/24(b)	4,130,223	3,820,456
Polar US Borrower, LLC
Initial Term Loan, (LIBOR + 4.75%, 0.00% Floor), 7.19%, 10/15/25(b)(d)	4,000,000	3,860,000
Starfruit US Holdco, LLC
Initial Dollar Term Loan, (LIBOR
+ 3.25%, 0.00% Floor), 5.60%, 10/01/25(b)	5,011,718	4,811,249
Tronox Blocked Borrower, LLC
First Lien Blocked Dollar Term
Loan, (LIBOR + 3.00%, 0.00%
Floor), 5.52%, 09/23/24(b)(d)	603,128	587,296
Tronox Finance, LLC
First Lien Initial Dollar Term
Loan, (LIBOR + 3.00%, 0.00%
Floor), 5.52%, 09/23/24(b)(d)	1,391,834	1,355,298

		16,518,296

	Principal Amount ($)	Value ($)

CONSTRUCTION & BUILDING - 5.3%

Associated Asphalt Partners, LLC
Tranche B Term Loan, (LIBOR + 5.25%, 1.00% Floor), 7.77%, 04/05/24(b)	5,468,523	5,304,467
Forterra Finance, LLC
Replacement Term Loan,
(LIBOR + 3.00%, 1.00% Floor), 5.52%, 10/25/23(b)	1,994,898	1,808,944
KBR, Inc.
Term Loan B, (LIBOR + 3.75%, 0.00% Floor), 6.27%, 04/25/25(b) .	4,417,480	4,351,217
Terra Millennium Corp.
First Out Term Loan, (LIBOR + 6.75%, 1.00% Floor), 9.31%, 10/31/22(b)	1,900,000	1,890,500

		13,355,128

CONSUMER GOODS: DURABLE - 0.9%

PT Holdings, LLC
First Lien Term Loan B, (LIBOR
+ 4.00%, 1.00% Floor), 6.80%, 12/09/24(b)	1,611,049	1,578,828
Second Lien Initial Loan, (LIBOR
+ 8.00%, 1.00% Floor), 10.80%, 12/08/25(b)(e)	625,000	618,750

		2,197,578

CONSUMER GOODS: NON-DURABLE - 2.5%

ABG Intermediate Holdings 2, LLC
First Lien Initial Term Loan,
(LIBOR + 3.50%, 1.00% Floor), 6.02%, 09/27/24(b)	3,239,877	3,094,082
American Greetings Corp.
Initial Term Loan, (LIBOR + 4.50%, 1.00% Floor), 7.01%, 04/06/24(b)	3,395,160	3,348,477

		6,442,559

CONTAINERS, PACKAGING & GLASS - 2.4%

Anchor Glass Container Corp.
July 2017 Additional Term Loan,
(LIBOR + 2.75%, 1.00% Floor), 5.24%, 12/07/23(b)(d)	4,287,030	3,613,366
Strategic Materials Holding Corp.
First Lien Initial Term Loan,
(LIBOR + 3.75%, 1.00% Floor), 6.29%, 11/01/24(b)	2,878,344	2,576,118

		6,189,484

ENERGY: OIL & GAS - 1.5%

Ascent Resources - Marcellus, LLC
Exit Term Loan, (LIBOR + 6.50%, 1.00% Floor), 8.89%, 03/30/23(b)	452,027	453,722
Oryx Southern Delaware Holdings,
LLC
Initial Term Loan, (LIBOR + 3.25%, 1.00% Floor), 5.77%, 02/28/25(b)	2,047,039	1,903,746

8  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2018

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

ENERGY: OIL & GAS (continued)

Sheridan Investment Partners I, LLC
Deferred Principal Facility I, 10/01/19(e)(f)	4,749	3,800
Tranche B-2 Term Loan, (LIBOR
+ 3.50%, 0.75% Floor), 6.24%, 10/01/19(b)	1,437,563	1,279,431
Sheridan Production
Partners I-A, L.P.
Deferred Principal Facility I-A, 10/01/19(e)(f)	629	504
Tranche B-2 Term Loan, (LIBOR
+ 3.50%, 0.75% Floor), 6.24%, 10/01/19(b)	190,489	169,535
Sheridan Production
Partners I-M, L.P.
Deferred Principal Facility I-M, 10/01/19(e)(f)	384	308
Tranche B-2 Term Loan, (LIBOR
+ 3.50%, 0.75% Floor), 6.24%, 10/01/19(b)	116,352	103,553

		3,914,599

ENVIRONMENTAL INDUSTRIES - 2.8%

Emerald 2, Ltd. (United Kingdom)
Facility B-1, (LIBOR + 4.00%, 1.00% Floor), 6.80%, 05/14/21(b)(c)	2,084,623	2,057,689
GFL Environmental, Inc. (Canada) 2018 Incremental Term Loan,
(LIBOR + 3.00%, 1.00% Floor), 5.52%, 05/30/25(b)(c)(d)	5,485,815	5,131,980

		7,189,669

HEALTHCARE & PHARMACEUTICALS - 16.3%

Auris Luxembourg III S.A.R.L
(Luxembourg)
Term Loan, (LIBOR + 3.75%, 0.00% Floor), 3.75%, 07/24/25(b)(c)(d)	1,887,324	1,843,689
Bausch Health Companies, Inc.
(Canada)
First Incremental Term Loan,
(LIBOR + 2.75%, 0.00% Floor), 5.13%, 11/27/25(b)(c)	1,344,241	1,279,341
Initial Term Loan, (LIBOR + 3.00%, 0.00% Floor), 5.38%, 06/02/25(b)(c)	2,467,949	2,364,097
BioClinica Holding I, LP
First Lien Initial Term Loan,
(LIBOR + 4.25%, 1.00% Floor), 6.75%, 10/20/23(b)	2,195,421	2,038,998
BW NHHC HoldCo, Inc.
First Lien Initial Term Loan,
(LIBOR + 5.00%, 0.00% Floor), 7.47%, 05/15/25(b)	2,033,187	1,992,523

	Principal Amount ($)	Value ($)

HEALTHCARE & PHARMACEUTICALS (continued)

Community Health Systems, Inc.
Incremental 2021 Term Loan H,
(LIBOR + 3.25%, 1.00% Floor), 5.96%, 01/27/21(b)(d)	2,878,411	2,775,623
CT Technologies Intermediate
Hldgs, Inc.
Initial Term Loan, (LIBOR + 4.25%, 1.00% Floor), 6.77%, 12/01/21(b)	3,947,335	3,292,729
Endo Luxembourg Finance I Co.
S.A.R.L
Initial Term Loan, (LIBOR + 4.25%, 0.75% Floor), 6.81%, 04/29/24(b)	2,977,330	2,828,464
Hanger, Inc.
Term Loan B, (LIBOR + 3.50%, 0.00% Floor), 6.02%, 03/06/25(b)	2,356,021	2,353,076
Inovalon Holdings, Inc.
Term Loan, (LIBOR + 3.50%, 0.00% Floor), 5.94%, 04/02/25(b)	2,774,911	2,712,476
Lanai Holdings II, Inc.
First Lien Initial Term Loan,
(LIBOR + 4.75%, 1.00% Floor), 7.28%, 08/29/22(b)	2,013,372	1,859,852
Lanai Holdings III, Inc.
Second Lien Initial Term Loan,
(LIBOR + 8.50%, 1.00% Floor), 11.03%, 08/28/23(b)	869,565	795,652
Lantheus Medical Imaging, Inc.
New Term Loan B 2017, (LIBOR
+ 3.75%, 1.00% Floor), 6.27%, 06/30/22(b)	1,032,961	1,014,884
Medical Solutions Holdings, Inc.
First Lien Closing Date Term
Loan, (LIBOR + 3.75%, 1.00%
Floor), 6.27%, 06/14/24(b)	2,955,779	2,911,443
MModal, Inc.
Term Loan B, (LIBOR + 4.75%, 1.00% Floor), 7.53%, 02/13/23(b)	2,020,446	2,017,931
One Call Corp.
First Lien Extended Term Loan,
(LIBOR + 5.25%, 1.00% Floor), 7.71%, 11/27/22(b)(d)	3,527,281	3,135,753
Onex Schumacher Finance, LP
First Lien Initial Term Loan,
(LIBOR + 4.00%, 1.00% Floor), 6.52%, 07/29/22(b)	1,928,690	1,856,364
Team Health Holdings, Inc.
Initial Term Loan, (LIBOR + 2.75%, 1.00% Floor), 5.27%, 02/06/24(b)	2,390,329	2,148,308
U.S. Renal Care, Inc.
First Lien Initial Term Loan,
(LIBOR + 4.25%, 1.00% Floor), 7.05%, 12/30/22(b)(d)	2,431,234	2,322,436

		41,543,639

See accompanying Notes to Financial Statements.  |  9

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2018

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

HIGH TECH INDUSTRIES - 19.3%

Almonde, Inc.
First Lien Dollar Term Loan,
(LIBOR + 3.50%, 1.00% Floor), 6.30%, 06/13/24(b)(d)	2,000,000	1,869,290
DigiCert, Inc.
First Lien Term Loan, (LIBOR + 4.00%, 1.00% Floor), 6.52%, 10/31/24(b)	4,255,081	4,180,617
Second Lien Term Loan, (LIBOR
+ 8.00%, 1.00% Floor), 10.52%, 10/31/25(b)	2,411,782	2,348,472
Entegris, Inc.
Tranche B Term Loan, (LIBOR + 2.00%, 0.00% Floor), 4.52%, 11/06/25(b)(d	1,061,798	1,033,926
Flexera Software, LLC
First Lien Initial Term Loan,
(LIBOR + 3.25%, 1.00% Floor), 5.78%, 02/26/25(b)	1,247,293	1,206,132
Second Lien Initial Term Loan,
(LIBOR + 7.25%, 1.00% Floor), 9.78%, 02/26/26(b)	1,114,500	1,104,748
Help/Systems Holdings, Inc.
First Lien Term Loan, (LIBOR + 3.75%, 0.00% Floor), 6.27%, 03/28/25(b)	2,125,377	2,045,675
Imperva, Inc.
Term Loan, (LIBOR + 4.00%, 0.00% Floor), 4.00%, 12/28/25(b)(d)	1,422,222	1,402,666
ION Trading Technologies S.A.R.L
(Luxembourg )
Initial Dollar Term Loan, (LIBOR
+ 4.00%, 1.00% Floor), 6.52%, 11/21/24(b)(c)	5,942,016	5,630,060
Ivanti Software, Inc.
First Lien Term Loan, (LIBOR + 4.25%, 1.00% Floor), 6.60%, 01/20/24(b)	3,959,539	3,860,551
MA FinanceCo., LLC
Tranche B-3 Term Loan, (LIBOR
+ 2.50%, 0.00% Floor), 5.02%, 06/21/24(b)	256,022	239,060
Ocean Bidco, Inc.
Initial Dollar Term Loan, (LIBOR
+ 4.75%, 1.00% Floor), 7.27%, 03/21/25(b)(d)	1,074,385	1,068,341
Red Ventures, LLC
First Lien Term Loan B-1,
(LIBOR + 3.00%, 0.00% Floor), 5.52%, 11/08/24(b)	1,015,637	969,933
Riverbed Technology, Inc.
First Amendment Term Loan,
(LIBOR + 3.25%, 1.00% Floor), 5.78%, 04/24/22(b)	3,968,559	3,753,820

	Principal Amount ($)	Value ($)

HIGH TECH INDUSTRIES (continued)

Seattle SpinCo, Inc.
Initial Term Loan, (LIBOR + 2.50%, 0.00% Floor), 5.02%, 06/21/24(b)	1,728,978	1,614,433
SS&C European Holdings, S.A.R.L
(Luxembourg)
Term Loan B-4, (LIBOR + 2.25%, 0.00% Floor), 4.77%, 04/16/25(b)(c)	1,323,119	1,252,239
SS&C Technologies, Inc.
Term Loan B-3, (LIBOR + 2.25%, 0.00% Floor), 4.77%, 04/16/25(b)	3,488,192	3,301,329
Syncsort, Inc.
First Lien Term Loan B, (LIBOR
+ 4.50%, 0.00% Floor), 7.02%, 08/16/24(b)	997,518	988,480
Second Lien Initial Term Loan,
(LIBOR + 9.00%, 1.00% Floor), 11.52%, 08/18/25(b)	2,500,000	2,489,588
Triple Point Group Holdings, Inc.
First Lien Term Loan, (LIBOR + 4.25%, 1.00% Floor), 6.77%, 07/10/20(b)	3,915,190	3,269,184
Vertafore, Inc.
First Lien Initial Term Loan,
(LIBOR + 3.25%, 0.00% Floor), 6.05%, 07/02/25(b)	2,999,783	2,860,098
Second Lien Initial Term Loan,
(LIBOR + 7.25%, 0.00% Floor), 10.05%, 07/02/26(b)	2,720,000	2,616,871

		49,105,513

HOTEL, GAMING & LEISURE - 2.0%

Mohegan Tribal Gaming Authority
Term Loan A, (LIBOR + 3.75%, 0.00% Floor), 6.27%, 10/13/21(b)	461,691	435,374
Penn National Gaming, Inc.
Term A Facility, (LIBOR + 1.25%, 0.00% Floor), 3.71%, 10/19/23(b)(d)	1,000,000	969,375
Term B-1 Facility Loan, (LIBOR + 2.25%, 0.75% Floor), 4.71%, 10/15/25(b)	2,824,978	2,732,290
Scientific Games International, Inc.
Initial Term Loan B-5, (LIBOR + 2.75%, 0.00% Floor), 5.25%, 08/14/24(b)	997,487	939,419

		5,076,458

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 4.2%

Acosta, Inc.
Tranche B-1 Loan, (LIBOR + 3.25%, 1.00% Floor), 5.77%, 09/26/21(b)	634,150	389,568

10  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2018

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

MEDIA: ADVERTISING, PRINTING & PUBLISHING (continued)

Advantage Sales & Marketing, Inc.
First Lien Initial Term Loan,
(LIBOR + 3.25%, 1.00% Floor), 5.77%, 07/23/21(b)	5,611,623	4,984,974
Incremental Term Loan B-2,
(LIBOR + 3.25%, 1.00% Floor), 5.77%, 07/23/21(b)	2,624,435	2,333,556
F & W Media, Inc.
Term Loan B-1 (9.03% PIK),
(LIBOR + 6.50%, 1.50% Floor), 9.03%, 05/24/22(b)(e)(g)	340,517	340,517
Term Loan B-2 (12.53% PIK),
(LIBOR + 10.00%, 1.50% Floor), 12.53%, 05/24/22(b)(e)(g)	941,468	7,629
Getty Images, Inc.
Initial Term Loan, (LIBOR + 3.50%, 1.25% Floor), 6.02%, 10/18/19(b)	2,815,352	2,747,615

		10,803,859

MEDIA: BROADCASTING & SUBSCRIPTION - 9.8%

CSC Holdings, LLC
October 2018 Incremental Term
Loan, (LIBOR + 2.25%, 0.00%
Floor), 2.25%, 01/15/26(b)(d)	1,861,111	1,768,055
Emmis Operating Co.
Term Loan, (LIBOR + 7.50%, 1.00% Floor), 10.03%, 04/18/19(b)	227,950	223,961
Global Eagle Entertainment, Inc.
Initial Term Loan, (LIBOR + 7.50%, 1.00% Floor), 10.02%, 01/06/23(b)	4,856,313	4,904,876
Gray Television, Inc.
Incremental Term C, (LIBOR + 2.50%, 0.00% Floor), 2.50%, 01/02/26(b)(d)	1,717,557	1,664,502
SESAC Holdco II, LLC
First Lien Initial Term Loan,
(LIBOR + 3.00%, 1.00% Floor), 5.51%, 02/23/24(b)	1,234,296	1,209,302
Second Lien Initial Term Loan,
(LIBOR + 7.25%, 1.00% Floor), 9.76%, 02/24/25(b)	725,278	714,399
Telenet Financing USD, LLC
(Netherlands)
Term Loan AN Facility, (LIBOR + 2.25%, 0.00% Floor), 4.71%, 08/15/26(b)(c)	2,962,904	2,828,225
Unitymedia Hessen GmbH & Co.
KG (Germany)
Senior Facility B, (LIBOR + 2.25%, 0.00% Floor), 4.71%, 09/30/25(b)(c)(d)	1,999,231	1,937,255
Univision Communications, Inc. 2017 Replacement Term Loan,
(LIBOR + 2.75%, 1.00% Floor), 5.27%, 03/15/24(b)(d)	5,943,233	5,408,342

	Principal Amount ($)	Value ($)

MEDIA: BROADCASTING & SUBSCRIPTION (continued)

Urban One, Inc.
Initial Term Loan, (LIBOR + 4.00%, 1.00% Floor), 6.53%, 04/18/23(b)	1,366,818	1,317,272
Ziggo Secured Finance
Partnership (Netherlands)
Term Loan E, (LIBOR + 2.50%, 0.00% Floor), 4.96%, 04/15/25(b)(c)	3,000,000	2,834,535

		24,810,724

MEDIA: DIVERSIFIED & PRODUCTION - 0.7%

Learfield Communications, LLC
First Lien Initial Term Loan,
(LIBOR + 3.25%, 1.00% Floor), 5.78%, 12/01/23(b)	1,325,068	1,293,598
Second Lien Initial Term Loan,
(LIBOR + 7.25%, 1.00% Floor), 9.78%, 12/02/24(b)(e)	375,000	375,000

		1,668,598

RETAIL - 6.9%

Academy, Ltd.
Initial Term Loan, (LIBOR + 4.00%, 1.00% Floor), 6.35%, 07/01/22(b)(d)	2,512,113	1,688,353
Charming Charlie, LLC
Term Loan A (5.00% PIK),
(LIBOR + 10.00%, 1.00% Floor), 12.49%, 04/24/23(b)(e)(g)	794,642	64,183
Term Loan B (9.00% PIK),
(LIBOR + 10.00%, 1.00% Floor), 12.49%, 04/24/23(b)(e)(g)	972,813	78,574
Vendor Payment Financing Facility, 20.00%, 05/15/19(e)(h)	46,489	20,920
EG America, LLC
Additional Facility Loan, (LIBOR
+ 4.00%, 0.00% Floor), 6.81%, 02/07/25(b)(d)	2,966,516	2,866,396
General Nutrition Centers, Inc.
First In Last Out Term Loan,
(LIBOR + 7.00%, 0.00% Floor), 9.53%, 12/31/22(b)	3,072,350	3,054,423
Neiman Marcus Group, Inc.
Other Term Loan, (LIBOR + 3.25%, 1.00% Floor), 5.63%, 10/25/20(b)	4,154,624	3,524,949
Petco Animal Supplies, Inc.
Term Loan, (LIBOR + 3.25%, 1.00% Floor), 5.78%, 01/26/23(b)(d)	4,781,952	3,535,991
PetSmart, Inc.
Tranche B-2 Loan, (LIBOR + 3.00%, 1.00% Floor), 5.38%, 03/11/22(b)	3,421,391	2,715,113

		17,548,902

See accompanying Notes to Financial Statements.    11

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2018

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

SERVICES: BUSINESS - 16.3%

Air Medical Group Holdings, Inc. 2017-2 New Term Loan, (LIBOR
+ 4.25%, 1.00% Floor), 6.75%, 03/14/25(b)	4,440,468	4,148,662
2018 Term Loan, (LIBOR + 3.25%, 1.00% Floor), 5.68%, 04/28/22(b)(d)	2,244,332	2,104,757
Allied Universal Holdco, LLC
First Lien Initial Term Loan,
(LIBOR + 3.75%, 1.00% Floor), 6.27%, 07/28/22(b)(d)	2,198,629	2,091,995
Incremental Term Loan, (LIBOR + 4.25%, 1.00% Floor), 6.64%, 07/28/22(b)(d)	795,719	761,901
EIG Investors Corp. 2018 Refinancing Term Loan, (LIBOR + 3.75%, 1.00% Floor), 6.44%, 02/09/23(b)	2,805,197	2,722,794
Electro Rent Corp.
First Lien Initial Term Loan,
(LIBOR + 5.00%, 1.00% Floor), 7.49%, 01/31/24(b)	2,244,522	2,213,659
Envision Healthcare Corp.
Initial Term Loan, (LIBOR + 3.75%, 0.00% Floor), 6.27%, 10/10/25(b)	5,500,000	5,140,520
Evergreen Skills Lux S.A.R.L
(Luxembourg)
First Lien Initial Term Loan,
(LIBOR + 4.75%, 1.00% Floor), 7.27%, 04/28/21(b)(c)(d)	4,924,559	4,011,447
Second Lien Initial Term Loan,
(LIBOR + 8.25%, 1.00% Floor), 10.77%, 04/28/22(b)(c)	1,000,000	561,670
GI Revelation Acquisition, LLC
First Lien Term Loan, (LIBOR + 5.00%, 0.00% Floor), 7.52%, 04/16/25(b)	917,940	905,319
Onex Carestream Finance, L.P.
Second Lien Term Loan, (LIBOR
+ 8.50%, 1.00% Floor), 10.84%, 12/07/19(b)	2,143,089	2,137,067
R1 RCM, Inc.
Initial Term Loan, (LIBOR + 5.25%, 0.00% Floor), 7.77%, 05/08/25(b)(e)	1,421,428	1,407,213
Refinitiv US Holdings, Inc.
Initial Dollar Term Loan, (LIBOR
+ 3.75%, 0.00% Floor), 6.27%, 10/01/25(b)(d)	3,137,385	3,000,124
SGS Cayman, L.P.
Initial Cayman Term Loan,
(LIBOR + 5.38%, 1.00% Floor), 8.18%, 04/23/21(b)	776,248	732,907
Solera, LLC
Dollar Term Loan, (LIBOR + 2.75%, 0.00% Floor), 5.27%, 03/03/23(b)	2,077,697	1,966,031

	Principal Amount ($)	Value ($)

SERVICES: BUSINESS (continued)

STG-Fairway Acquisitions, Inc.
First Lien Term Loan, (LIBOR + 5.25%, 1.00% Floor), 7.78%, 06/30/22(b)	2,577,911	2,532,798
Sutherland Global Services, Inc.
Initial U.S. Term Loan, (LIBOR + 5.38%, 1.00% Floor), 8.18%, 04/23/21(b)	3,334,696	3,148,503
Verscend Holding Corp.
Term Loan B, (LIBOR + 4.50%, 0.00% Floor), 7.02%, 08/27/25(b) .	1,995,000	1,935,150

		41,522,517

SERVICES: CONSUMER - 2.2%

Laureate Education, Inc.
Series 2024 Term Loan, (LIBOR
+ 3.50%, 1.00% Floor), 6.03%, 04/26/24(b)	3,219,334	3,164,605
USS Ultimate Holdings, Inc.
Second Lien Initial Term Loan,
(LIBOR + 7.75%, 1.00% Floor), 10.27%, 08/25/25(b)	2,500,000	2,406,250

		5,570,855

TELECOMMUNICATIONS - 12.6%

CenturyLink, Inc.
Initial Term Loan B, (LIBOR + 2.75%, 0.00% Floor), 5.27%, 01/31/25(b)	5,954,931	5,576,793
Flight Bidco, Inc.
First Lien Initial Term Loan,
(LIBOR + 3.50%, 0.00% Floor), 6.02%, 07/23/25(b)	3,084,633	3,066,634
Frontier Communications Corp.
Initial Term Loan, (LIBOR + 2.75%, 0.00% Floor), 5.28%, 03/31/21(b)	3,738,828	3,564,972
Term Loan, (LIBOR + 4.88%, 0.00% Floor), 7.41%, 10/12/21(b)	4,271,252	4,079,046
Global Tel*Link Corp.
Term Loan, (LIBOR + 4.25%, 0.00% Floor), 6.96%, 11/29/25(b) .	1,156,495	1,129,514
Intelsat Jackson Holdings S.A.
(Luxembourg)
Tranche B-4 Term Loan, (LIBOR
+ 4.50%, 1.00% Floor), 7.01%, 01/02/24(b)(c)	3,448,622	3,437,414
Tranche B-5 Term Loan, 6.63%, 01/02/24(c)(h)	3,748,810	3,705,699
MLN US Holdco, LLC
First Lien Term Loan B, (LIBOR
+ 4.50%, 0.00% Floor), 7.02%, 11/30/25(b)	1,543,860	1,500,447
U.S. TelePacific Corp.
Advance Term Loan, (LIBOR + 5.00%, 1.00% Floor), 7.80%, 05/02/23(b)(d)	3,894,365	3,656,808

12  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2018

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

TELECOMMUNICATIONS (continued)

Zacapa, LLC
Initial Term Loan, (LIBOR + 5.00%, 0.75% Floor), 7.80%, 07/02/25(b)	2,327,500	2,310,043

		32,027,370

TRANSPORTATION: CARGO - 1.6%

Avolon Holdings, Ltd.
Term Loan B-3, (LIBOR + 2.00%, 0.75% Floor), 4.47%, 01/15/25(b)(d)	2,307,358	2,223,486
Savage Enterprises, LLC
Initial Term Loan, (LIBOR + 4.50%, 0.00% Floor), 6.88%, 08/01/25(b)	1,903,017	1,881,608

		4,105,094

TRANSPORTATION: CONSUMER - 1.4%

American Airlines, Inc. 2017 Replacement Term Loan,
(LIBOR + 2.00%, 0.00% Floor), 4.39%, 10/10/21(b)(d)	1,000,000	974,140
Travel Leaders Group, LLC 2018 Refinancing Term Loan,
(LIBOR + 4.00%, 0.00% Floor), 6.46%, 01/25/24(b)	2,601,976	2,587,886

		3,562,026

UTILITIES: ELECTRIC - 1.5%

Brookfield WEC Holdings, Inc.
First Lien Initial Term Loan,
(LIBOR + 3.75%, 0.75% Floor), 6.27%, 08/01/25(b)	3,000,000	2,915,895
Calpine Corp. 2017 Term Loan, (LIBOR + 1.75%, 0.00% Floor), 4.28%, 12/31/19(b)(d)	844,165	838,783

		3,754,678

Total Senior Loans (Cost $376,485,242)		359,069,526

Corporate Notes and Bonds - 13.8%(h)

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.7%

NFP Corp. 6.88%, 07/15/25(i)	2,000,000	1,800,000

BEVERAGE, FOOD & TOBACCO - 1.4%

JBS, S.A. 6.75%, 02/15/28(i)	2,000,000	1,957,500
Sigma Holdco B.V. (Netherlands) 7.88%, 05/15/26(c)(i)	2,000,000	1,740,000

		3,697,500

CONTAINERS, PACKAGING & GLASS - 0.4%

Reynolds Group Holdings, Inc. 6.88%, 02/15/21	1,069,068	1,070,405

	Principal Amount ($)	Value ($)

ENERGY: OIL & GAS - 1.6%

Moss Creek Resources Holdings,
Inc. 7.50%, 01/15/26(i)	4,762,000	4,142,940

HEALTHCARE & PHARMACEUTICALS - 2.9%

Bausch Health Companies, Inc.
(Canada) 5.63%, 12/01/21(c)(i)	1,081,000	1,065,461
5.88%, 05/15/23(c)(i)	1,255,000	1,165,581
6.50%, 03/15/22(c)(i)	1,500,000	1,511,250
Community Health Systems, Inc. 8.63%, 01/15/24(i)	2,005,000	1,984,950
Team Health Holdings, Inc. 6.38%, 02/01/25(i)	2,000,000	1,642,500

		7,369,742

HIGH TECH INDUSTRIES - 1.1%

Infor Software Parent, LLC 7.13%, 05/01/21(i)	1,000,000	977,500
Riverbed Technology, Inc. 8.88%, 03/01/23(i)	2,400,000	1,779,000

		2,756,500

HOTEL, GAMING & LEISURE - 1.8%

Churchill Downs, Inc. 4.75%, 01/15/28(i)	2,990,000	2,720,003
Scientific Games International, Inc. 5.00%, 10/15/25(i)	2,000,000	1,790,000

		4,510,003

MEDIA: BROADCASTING & SUBSCRIPTION - 1.7%

CSC Holdings, LLC 5.38%, 02/01/28(i)	2,000,000	1,844,360
10.88%, 10/15/25(i)	293,000	329,991
Univision Communications, Inc. 5.13%, 02/15/25(i)	1,077,000	947,760
Urban One, Inc. 7.38%, 04/15/22(i)	1,211,000	1,150,450

		4,272,561

METALS & MINING - 0.0%

ERP Iron Ore, LLC
LIBOR + 8.00%, 12/31/19(e)(f)(j)	26,469	3,066
Magnetation, LLC / Mag Finance
Corp. 11.00%, 05/15/18(e)(f)(i)(k)	639,000	—

		3,066

RETAIL - 0.2%

PetSmart, Inc. 5.88%, 06/01/25(i)	645,000	469,238

SERVICES: CONSUMER - 0.7%

NVA Holdings, Inc. 6.88%, 04/01/26(i)	2,000,000	1,800,000

See accompanying Notes to Financial Statements.  |  13

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2018

	Share Quantity	Value ($)

Corporate Notes and Bonds(h) (continued)

TELECOMMUNICATIONS - 1.3%

Orbcomm, Inc. 8.00%, 04/01/24(i)	3,194,000	3,273,850

Total Corporate Notes and Bonds (Cost $37,530,661)		35,165,805

Common Stocks - 0.6%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.0%

Medical Card System, Inc.(e)(f)	991,230	60,138

ENERGY: OIL & GAS - 0.6%
Ascent Resources Marcellus
Holdings, Inc.(f)	324,739	936,385
HGIM Corp.(e)(f)	9,820	407,530
Southcross Holdings Borrower, GP
LLC(e)(f)	129	—
Southcross Holdings Borrower, LP,
Class A-II(e)	129	64,500

		1,408,415

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

F & W Media, Inc.(e)(f)	9,510	—

RETAIL - 0.0%
Charming Charlie, LLC(e)(f)	8,890,519	—

Total Common Stock (Cost $2,032,380)		1,468,553

	Share Quantity	Value ($)

Preferred Stock - 1.5%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.5%

Watford Holdings, Ltd. (Bermuda)
8.50% (c)(e)(i)	160,000	3,644,993

Total Preferred Stock (Cost $3,920,000)		3,644,993

Warrants - 0.0%

ENERGY: OIL & GAS - 0.0%
Ascent Resources Marcellus
Holdings, Inc.(e)(f)	84,077	2,522

Total Warrants
(Cost $8,408)		2,522

Total Investments-157.0%		399,351,399
(Cost of $419,976,691)
Other Assets & Liabilities, Net-(1.6)%		(4,003,012)
Loan Outstanding-(55.4)%(l)(m)		(140,921,421)

Net Assets (Applicable to Common Shares)-100.0%		254,426,966

14  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2018

(a)

“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of December 31, 2018. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(b)

The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/Prime rate. As of December 31, 2018, the 1, 2, 3 and 6 month LIBOR rates were 2.50%, 2.61%, 2.81% and 2.88%, respectively, and the Prime lending rate was 5.50%. Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of both LIBOR and Prime (“Variable”) in addition to the stated spread.

(c)	Foreign issuer traded in U.S. dollars.
(d)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(e)	Fair Value Level 3 security.
(f)	Non-income producing asset.
(g)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amount.
(h)	Fixed rate asset.
(i)

Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2018, these securities amounted to $37,737,327, or 14.83% of net assets.

(j)	The issuer is in default of its payment obligations as of July 5, 2018, as such, income is no longer being accrued.
(k)	The issuer is in default of its payment obligations as of May 5, 2015, as such, income is no longer being accrued.
(l)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(m)	Principal $141,000,000 less unamortized deferred financing costs of $78,579.

See accompanying Notes to Financial Statements.  |  15

Apollo Tactical Income Fund Inc.

Schedule of Investments

December 31, 2018

	Principal Amount ($)	Value ($)

Senior Loans - 123.9%(a)

AEROSPACE & DEFENSE - 5.4%

MRO Holdings, Inc.
Initial Term Loan, (LIBOR + 4.75%, 1.00% Floor), 7.43%, 10/25/23(b)	594,000	591,030
PAE Holding Corp.
First Lien Initial Term Loan,
(LIBOR + 5.50%, 1.00% Floor), 8.12%, 10/20/22(b)	1,861,090	1,837,826
Second Lien Initial Term Loan,
(LIBOR + 9.50%, 1.00% Floor), 12.12%, 10/20/23(b)	1,404,834	1,383,761
Photonis Technologies SAS
(France)
First Lien Initial Dollar Term
Loan, (LIBOR + 7.50%, 1.00%
Floor), 10.30%, 09/18/19(b)(c)(d)	3,152,510	2,958,110
StandardAero Aviation Holdings, Inc.
Initial Term Loan, (LIBOR + 3.75%, 1.00% Floor), 6.27%, 07/07/22(b)(d)	1,990,619	1,972,265
Transdigm, Inc. 2018 New Tranche E Term
Loans, (LIBOR + 2.50%, 0.00%
Floor), 5.02%, 05/30/25(b)	997,487	944,032
2018 New Tranche F Term Loan,
(LIBOR + 2.50%, 0.00% Floor), 5.02%, 06/09/23(b)(d)	997,487	943,872
New Tranche G Term Loans,
(LIBOR + 2.50%, 0.00% Floor), 5.02%, 08/22/24(b)	1,994,962	1,888,451

		12,519,347

AUTOMOTIVE - 3.3%

AP Exhaust Acquisition, LLC
First Lien Initial Term Loan,
(LIBOR + 5.00%, 1.00% Floor), 7.62%, 05/10/24(b)(d)	6,000,000	5,460,000
Innovative XCessories &
Services, LLC
Term Loan, (LIBOR + 4.75%, 1.00% Floor), 7.26%, 11/29/22(b) .	2,220,376	2,164,867

		7,624,867

BANKING, FINANCE, INSURANCE & REAL ESTATE - 10.8%

AIS Holdco, LLC
First Lien Term Loan, (LIBOR + 5.00%, 0.00% Floor), 7.80%, 08/15/25(b)	2,208,333	2,164,166
Alera Group Intermediate
Holdings, Inc.
Term Loan B, (LIBOR + 4.50%, 0.00% Floor), 7.02%, 08/01/25(b)(d)	1,559,009	1,543,419
Aretec Group, Inc.
First Lien Term Loan, (LIBOR + 4.25%, 0.00% Floor), 6.77%, 10/01/25(b)	1,447,254	1,414,691

	Principal Amount ($)	Value ($)

BANKING, FINANCE, INSURANCE & REAL ESTATE (continued)

Asurion, LLC
New Term Loan B-7, (LIBOR + 3.00%, 0.00% Floor), 5.52%, 11/03/24(b)	2,604,365	2,499,383
Replacement Term Loan B-6,
(LIBOR + 3.00%, 0.00% Floor), 5.52%, 11/03/23(b)(d)	1,972,319	1,895,892
Second Lien Replacement Term
Loan B-2, (LIBOR + 6.50%, 0.00% Floor), 9.02%, 08/04/25(b)	1,594,072	1,581,128
Edelman Financial Center, LLC
First Lien Initial Term Loan,
(LIBOR + 3.25%, 0.00% Floor), 5.69%, 07/21/25(b)(d)	2,000,000	1,932,850
First Data Corp. 2024A New Dollar Term Loan,
(LIBOR + 2.00%, 0.00% Floor), 4.50%, 04/26/24(b)(d)	1,000,000	957,750
Forest City Enterprises, L.P.
Initial Term Loan, (LIBOR + 4.00%, 0.00% Floor), 6.38%, 12/08/25(b)(d)	1,371,191	1,342,622
Medical Card System, Inc.
Term Loan, (LIBOR + 4.50%, 1.00% Floor), 5.50%, 09/02/19(b)(e)	4,651,939	4,208,784
Mitchell International, Inc.
First Lien Initial Term Loan,
(LIBOR + 3.25%, 0.00% Floor), 5.77%, 11/29/24(b)	2,009,831	1,942,010
Second Lien Initial Term Loan,
(LIBOR + 7.25%, 0.00% Floor), 9.77%, 12/01/25(b)	592,888	578,439
Sedgwick Claims Management
Services, Inc.
Term Loan, (LIBOR + 3.25%, 0.00% Floor), 3.25%, 12/31/25(b)(d)	1,399,103	1,340,229
SG Acquisition, Inc.
Initial Term Loan, (LIBOR + 5.00%, 1.00% Floor), 7.80%, 03/29/24(b)	1,767,230	1,762,812
SquareTwo Financial Corp.
Closing Date Term Loan, (LIBOR
+ 10.00%, 1.00% Floor), 11.00%, 05/24/19(b)(e)(f)(g)	1,003,755	16,680

		25,180,855

BEVERAGE, FOOD & TOBACCO - 1.7%

Winebow Holdings, Inc.
First Lien Term Loan, (LIBOR + 3.75%, 1.00% Floor), 6.27%, 07/01/21(b)	3,085,130	2,691,776
Second Lien Term Loan, (LIBOR
+ 7.50%, 1.00% Floor), 10.02%, 01/02/22(b)(e)	2,505,795	1,378,187

		4,069,963

16  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2018

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

CAPITAL EQUIPMENT -1.6%

Altra Industrial Motion Corp.
Term Loan, (LIBOR + 2.00%, 0.00% Floor), 4.52%, 10/01/25(b)	1,441,023	1,372,575
Safe Fleet Holdings, LLC
First Lien Initial Term Loan,
(LIBOR + 3.00%, 1.00% Floor), 5.38%, 02/03/25(b)	994,987	953,944
Second Lien Initial Term Loan,
(LIBOR + 6.75%, 1.00% Floor), 9.13%, 02/02/26(b)	1,403,846	1,333,654

		3,660,173

CHEMICALS, PLASTICS, & RUBBER - 4.5%

Diamond (BC) B.V.
Initial Term Loan, (LIBOR + 3.00%, 0.00% Floor), 5.53%, 09/06/24(b)	4,130,223	3,820,456
Polar US Borrower, LLC
Initial Term Loan, (LIBOR + 4.75%, 0.00% Floor), 7.19%, 10/15/25(b)(d)	2,000,000	1,930,000
Starfruit US Holdco, LLC
Initial Dollar Term Loan, (LIBOR
+ 3.25%, 0.00% Floor), 5.60%, 10/01/25(b)	5,011,718	4,811,249

		10,561,705

CONSTRUCTION & BUILDING - 4.7%

Associated Asphalt Partners, LLC
Tranche B Term Loan, (LIBOR + 5.25%, 1.00% Floor), 7.77%, 04/05/24(b)	2,982,395	2,892,923
Forterra Finance, LLC
Replacement Term Loan,
(LIBOR + 3.00%, 1.00% Floor), 5.52%, 10/25/23(b)	1,994,898	1,808,944
KBR, Inc.
Term Loan B, (LIBOR + 3.75%, 0.00% Floor), 6.27%, 04/25/25(b)	4,417,480	4,351,217
Terra Millennium Corp.
First Out Term Loan, (LIBOR + 6.75%, 1.00% Floor), 9.31%, 10/31/22(b)	1,900,000	1,890,500

		10,943,584

CONSUMER GOODS: DURABLE - 0.9%

PT Holdings, LLC
First Lien Term Loan B, (LIBOR
+ 4.00%, 1.00% Floor), 6.80%, 12/09/24(b)	1,611,049	1,578,828
Second Lien Initial Loan, (LIBOR
+ 8.00%, 1.00% Floor), 10.80%, 12/08/25(b)(e)	625,000	618,750

		2,197,578

	Principal Amount ($)	Value ($)

CONSUMER GOODS: NON-DURABLE - 1.4%

American Greetings Corp.
Initial Term Loan, (LIBOR + 4.50%, 1.00% Floor), 7.01%, 04/06/24(b)	3,395,160	3,348,477

CONTAINERS, PACKAGING & GLASS - 2.7%

Anchor Glass Container Corp.
July 2017 Additional Term Loan,
(LIBOR + 2.75%, 1.00% Floor), 5.24%, 12/07/23(b)(d)	4,287,030	3,613,366
Strategic Materials Holding Corp.
First Lien Initial Term Loan,
(LIBOR + 3.75%, 1.00% Floor), 6.29%, 11/01/24(b)	2,878,344	2,576,118

		6,189,484

ENERGY: OIL & GAS - 0.3%

Ascent Resources -Marcellus, LLC
Exit Term Loan, (LIBOR + 6.50%, 1.00% Floor), 8.89%, 03/30/23(b)	230,586	231,451
Sheridan Investment Partners I, LLC
Deferred Principal Facility I, 10/01/19(e)(g)	4,749	3,799
Tranche B-2 Term Loan, (LIBOR
+ 3.50%, 0.75% Floor), 6.24%, 10/01/19(b)	390,500	347,545
Sheridan Production
Partners I-A, L.P.
Deferred Principal Facility I-A, 10/01/19(e)(g)	629	503
Tranche B-2 Term Loan, (LIBOR
+ 3.50%, 0.75% Floor), 6.24%, 10/01/19(b)	51,745	46,053
Sheridan Production Partners I-M, L.P.
Deferred Principal Facility I-M, 10/01/19(e)(g)	384	308
Tranche B-2 Term Loan, (LIBOR
+ 3.50%, 0.75% Floor), 6.24%, 10/01/19(b)	31,605	28,129

		657,788

ENVIRONMENTAL INDUSTRIES - 1.7%

GFL Environmental, Inc. (Canada) 2018 Incremental Term Loan,
(LIBOR + 3.00%, 1.00% Floor), 5.52%, 05/30/25(b)(c)(d)	4,189,474	3,919,253

HEALTHCARE & PHARMACEUTICALS - 15.6%

Bausch Health Companies, Inc.
(Canada)
Initial Term Loan, (LIBOR + 3.00%, 0.00% Floor), 5.38%, 06/02/25(b)(c)	2,467,949	2,364,097
BioClinica Holding I, LP
First Lien Initial Term Loan,
(LIBOR + 4.25%, 1.00% Floor), 6.75%, 10/20/23(b)	2,195,421	2,038,998

See accompanying Notes to Financial Statements.  |  17

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2018

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

HEALTHCARE & PHARMACEUTICALS (continued)
BW NHHC HoldCo, Inc.
First Lien Initial Term Loan,
(LIBOR + 5.00%, 0.00% Floor), 7.47%, 05/15/25(b)	2,033,187	1,992,523
Community Health Systems, Inc.
Incremental 2021 Term Loan
H, (LIBOR + 3.25%, 1.00% Floor), 5.96%, 01/27/21(b)(d)	2,148,175	2,071,463
CT Technologies Intermediate
Hldgs, Inc.
Initial Term Loan, (LIBOR + 4.25%, 1.00% Floor), 6.77%, 12/01/21(b)	3,947,335	3,292,729
Endo Luxembourg Finance I Co.
S.A.R.L
Initial Term Loan, (LIBOR + 4.25%, 0.75% Floor), 6.81%, 04/29/24(b)	2,977,330	2,828,463
Hanger, Inc.
Term Loan B, (LIBOR + 3.50%, 0.00% Floor), 6.02%, 03/06/25(b) .	2,356,021	2,353,076
Inovalon Holdings, Inc.
Term Loan, (LIBOR + 3.50%, 0.00% Floor), 5.94%, 04/02/25(b)	2,774,911	2,712,476
Lanai Holdings II, Inc.
First Lien Initial Term Loan,
(LIBOR + 4.75%, 1.00% Floor), 7.28%, 08/29/22(b)	2,013,372	1,859,852
Lanai Holdings III, Inc.
Second Lien Initial Term Loan, (LIBOR + 8.50%, 1.00% Floor), 11.03%, 08/28/23(b)	869,565	795,652
Lantheus Medical Imaging, Inc.
New Term Loan B 2017, (LIBOR + 3.75%, 1.00% Floor), 6.27%, 06/30/22(b)	1,032,961	1,014,884
Medical Solutions Holdings, Inc.
First Lien Closing Date Term
Loan, (LIBOR + 3.75%, 1.00% Floor), 6.27%, 06/14/24(b)	2,237,725	2,204,159
MModal, Inc.
Term Loan B, (LIBOR + 4.75%, 1.00% Floor), 7.53%, 02/13/23(b)	2,020,446	2,017,931
One Call Corp.
First Lien Extended Term Loan, (LIBOR + 5.25%, 1.00% Floor), 7.71%, 11/27/22(b)(d)	2,777,010	2,468,762
Onex Schumacher Finance, LP
First Lien Initial Term Loan,
(LIBOR + 4.00%, 1.00% Floor), 6.52%, 07/29/22(b)	1,928,690	1,856,364
Team Health Holdings, Inc.
Initial Term Loan, (LIBOR + 2.75%, 1.00% Floor), 5.27%, 02/06/24(b)	2,394,858	2,152,379

	Principal Amount ($)	Value ($)

HEALTHCARE & PHARMACEUTICALS (continued)
U.S. Renal Care, Inc.
First Lien Initial Term Loan,
(LIBOR + 4.25%, 1.00% Floor), 7.05%, 12/30/22(b)(d)	2,431,234	2,322,436

		36,346,244

HIGH TECH INDUSTRIES - 17.3%
Almonde, Inc.
First Lien Dollar Term Loan,
(LIBOR + 3.50%, 1.00% Floor), 6.30%, 06/13/24(b)(d)	1,000,000	934,645
DigiCert, Inc.
First Lien Term Loan, (LIBOR + 4.00%, 1.00% Floor), 6.52%, 10/31/24(b)	4,255,081	4,180,617
Second Lien Term Loan, (LIBOR + 8.00%, 1.00% Floor), 10.52%, 10/31/25(b)	811,782	790,472
Flexera Software, LLC
First Lien Initial Term Loan,
(LIBOR + 3.25%, 1.00% Floor), 5.78%, 02/26/25(b)	1,247,293	1,206,132
Help/Systems Holdings, Inc.
First Lien Term Loan, (LIBOR + 3.75%, 0.00% Floor), 6.27%, 03/28/25(b)	895,460	861,880
Imperva, Inc.
Term Loan, (LIBOR + 4.00%, 0.00% Floor), 4.00%, 12/28/25(b)(d)	1,422,222	1,402,666
ION Trading Technologies
S.A.R.L (Luxembourg)
Initial Dollar Term Loan, (LIBOR + 4.00%, 1.00% Floor), 6.52%, 11/21/24(b)(c)	5,942,016	5,630,060
Ivanti Software, Inc.
First Lien Term Loan, (LIBOR + 4.25%, 1.00% Floor), 6.60%, 01/20/24(b)	2,961,938	2,887,889
MA FinanceCo., LLC
Tranche B-3 Term Loan, (LIBOR + 2.50%, 0.00% Floor), 5.02%, 06/21/24(b)	256,022	239,060
Red Ventures, LLC
First Lien Term Loan B-1,
(LIBOR + 3.00%, 0.00% Floor), 5.52%, 11/08/24(b)	1,015,637	969,933
Riverbed Technology, Inc.
First Amendment Term Loan,
(LIBOR + 3.25%, 1.00% Floor), 5.78%, 04/24/22(b)	3,987,813	3,772,032
Seattle SpinCo, Inc.
Initial Term Loan, (LIBOR + 2.50%, 0.00% Floor), 5.02%, 06/21/24(b)	1,728,978	1,614,433

18  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2018

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

HIGH TECH INDUSTRIES (continued)
SS&C European Holdings, S.A.R.L
(Luxembourg)
Term Loan B-4, (LIBOR + 2.25%, 0.00% Floor), 4.77%, 04/16/25(b)(c)	1,323,119	1,252,239
SS&C Technologies, Inc.
Term Loan B-3, (LIBOR + 2.25%, 0.00% Floor), 4.77%, 04/16/25(b)	3,488,192	3,301,329
Syncsort, Inc.
First Lien Term Loan B, (LIBOR
+ 4.50%, 0.00% Floor), 7.02%, 08/16/24(b)	2,473,818	2,451,405
Second Lien Initial Term Loan,
(LIBOR + 9.00%, 1.00% Floor), 11.52%, 08/18/25(b)	2,500,000	2,489,588
Triple Point Group Holdings, Inc.
First Lien Term Loan, (LIBOR + 4.25%, 1.00% Floor), 6.77%, 07/10/20(b)	3,915,190	3,269,184
Vertafore, Inc.
First Lien Initial Term Loan,
(LIBOR + 3.25%, 0.00% Floor), 6.05%, 07/02/25(b)	3,000,000	2,860,305

		40,113,869

HOTEL, GAMING & LEISURE - 1.0%

Mohegan Tribal Gaming Authority
Term Loan A, (LIBOR + 3.75%, 0.00% Floor), 6.27%, 10/13/21(b) .	461,691	435,374
Penn National Gaming, Inc.
Term A Facility, (LIBOR + 1.25%, 0.00% Floor), 3.71%, 10/19/23(b)(d)	1,000,000	969,375
Scientific Games International, Inc.
Initial Term Loan B-5, (LIBOR + 2.75%, 0.00% Floor), 5.25%, 08/14/24(b)	997,487	939,419

		2,344,168

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 4.4%

Acosta, Inc.
Tranche B-1 Loan, (LIBOR + 3.25%, 1.00% Floor), 5.77%, 09/26/21(b)	634,150	389,568
Advantage Sales & Marketing, Inc.
First Lien Initial Term Loan,
(LIBOR + 3.25%, 1.00% Floor), 5.77%, 07/23/21(b)(d)	5,208,437	4,626,811
Incremental Term Loan B-2,
(LIBOR + 3.25%, 1.00% Floor), 5.77%, 07/23/21(b)	2,433,002	2,163,340
F & W Media,Inc.
Term Loan B-1 (9.03% PIK),
(LIBOR + 6.50%, 1.50% Floor), 9.03%, 05/24/22(b)(e)(h)	340,517	340,517
Term Loan B-2 (12.53% PIK),
(LIBOR + 10.00%, 1.50% Floor), 12.53%, 05/24/22(b)(e)(h)	941,468	7,629

	Principal Amount ($)	Value ($)

MEDIA: ADVERTISING, PRINTING & PUBLISHING (continued)

Getty Images, Inc.
Initial Term Loan, (LIBOR + 3.50%, 1.25% Floor), 6.02%, 10/18/19(b)	2,815,352	2,747,615

		10,275,480

MEDIA: BROADCASTING & SUBSCRIPTION - 5.8%
Emmis Operating Co.
Term Loan, (LIBOR + 7.50%, 1.00% Floor), 10.03%, 04/18/19(b)	227,950	223,961
Global Eagle Entertainment, Inc.
Initial Term Loan, (LIBOR + 7.50%, 1.00% Floor), 10.02%, 01/06/23(b)	4,855,473	4,904,027
Unitymedia Hessen GmbH & Co.
KG (Germany)
Senior Facility B, (LIBOR + 2.25%, 0.00% Floor), 4.71%, 09/30/25(b)(c)(d)	999,615	968,627
Univision Communications, Inc. 2017 Replacement Term Loan,
(LIBOR + 2.75%, 1.00% Floor), 5.27%, 03/15/24(b)(d)	4,721,608	4,296,663
Urban One, Inc.
Initial Term Loan, (LIBOR + 4.00%, 1.00% Floor), 6.53%, 04/18/23(b)	1,345,325	1,296,557
Ziggo Secured Finance Partnership (Netherlands)
Term Loan E, (LIBOR + 2.50%, 0.00% Floor), 4.96%, 04/15/25(b)(c)	2,000,000	1,889,690

		13,579,525

MEDIA: DIVERSIFIED & PRODUCTION - 0.2%

Learfield Communications, LLC
Second Lien Initial Term Loan,
(LIBOR + 7.25%, 1.00% Floor), 9.78%, 12/02/24(b)(e)	375,000	375,000

RETAIL - 7.2%

Academy, Ltd.
Initial Term Loan, (LIBOR + 4.00%, 1.00% Floor), 6.35%, 07/01/22(b)(d)	2,512,113	1,688,353
Charming Charlie, LLC
Term Loan A (5.00% PIK),
(LIBOR + 10.00%, 1.00% Floor), 12.49%, 04/24/23(b)(e)(h)	239,468	19,342
Term Loan B (9.00% PIK),
(LIBOR + 10.00%, 1.00% Floor), 12.49%, 04/24/23(b)(e)(h)	293,161	23,679
Vendor Payment Financing
Facility, 20.00%, 05/15/19(e)(i)	14,010	6,304
EG America, LLC
Additional Facility Loan, (LIBOR
+ 4.00%, 0.00% Floor), 6.81%, 02/07/25(b)(d)	2,966,516	2,866,396

See accompanying Notes to Financial Statements.  |  19

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2018

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

RETAIL (continued)
General Nutrition Centers, Inc.
First In Last Out Term Loan, (LIBOR + 7.00%, 0.00% Floor), 9.53%, 12/31/22(b)	3,072,350	3,054,423
Neiman Marcus Group, Inc.
Other Term Loan, (LIBOR + 3.25%, 1.00% Floor), 5.63%, 10/25/20(b)	3,655,335	3,101,332
Petco Animal Supplies, Inc.
Term Loan, (LIBOR + 3.25%, 1.00% Floor), 5.78%, 01/26/23(b)(d)	4,781,952	3,535,991
PetSmart, Inc.
Tranche B-2 Loan, (LIBOR + 3.00%, 1.00% Floor), 5.38%, 03/11/22(b)(d)	3,050,269	2,420,602

		16,716,422

SERVICES: BUSINESS - 15.0%

Air Medical Group Holdings, Inc. 2017-2 New Term Loan, (LIBOR + 4.25%, 1.00% Floor), 6.75%, 03/14/25(b)	4,481,146	4,186,668
2018 Term Loan, (LIBOR + 3.25%, 1.00% Floor), 5.68%, 04/28/22(b)(d)	2,244,332	2,104,757
Allied Universal Holdco, LLC
First Lien Initial Term Loan, (LIBOR + 3.75%, 1.00% Floor), 6.27%, 07/28/22(b)(d)	2,198,629	2,091,995
Incremental Term Loan, (LIBOR + 4.25%, 1.00% Floor), 6.64%, 07/28/22(b)(d)	795,719	761,901
Electro Rent Corp.
First Lien Initial Term Loan, (LIBOR + 5.00%, 1.00% Floor), 7.49%, 01/31/24(b)	2,244,522	2,213,659
Envision Healthcare Corp.
Initial Term Loan, (LIBOR + 3.75%, 0.00% Floor), 6.27%, 10/10/25(b)	5,500,000	5,140,520
Evergreen Skills Lux S.A.R.L
(Luxembourg)
First Lien Initial Term Loan, (LIBOR + 4.75%, 1.00% Floor), 7.27%, 04/28/21(b)(c)(d)	4,924,559	4,011,447
Second Lien Initial Term Loan, (LIBOR + 8.25%, 1.00% Floor), 10.77%, 04/28/22(b)(c)	1,000,000	561,670
Onex Carestream Finance, L.P.
Second Lien Term Loan, (LIBOR + 8.50%, 1.00% Floor), 10.84%, 12/07/19(b)	1,000,000	997,190
R1 RCM, Inc.
Initial Term Loan, (LIBOR + 5.25%, 0.00% Floor), 7.77%, 05/08/25(b)(e)	1,421,428	1,407,214

	Principal Amount ($)	Value ($)

SERVICES: BUSINESS (continued)

Refinitiv US Holdings, Inc.
Initial Dollar Term Loan, (LIBOR + 3.75%, 0.00% Floor), 6.27%, 10/01/25(b)(d)	3,137,385	3,000,124
SGS Cayman, L.P.
Initial Cayman Term Loan,
(LIBOR + 5.38%, 1.00% Floor), 8.18%, 04/23/21(b)	776,248	732,907
STG-Fairway Acquisitions, Inc.
First Lien Term Loan, (LIBOR + 5.25%, 1.00% Floor), 7.78%, 06/30/22(b)	2,577,911	2,532,798
Sutherland Global Services, Inc.
Initial U.S. Term Loan, (LIBOR + 5.38%, 1.00% Floor), 8.18%, 04/23/21(b)	3,334,696	3,148,503
Verscend Holding Corp.
Term Loan B, (LIBOR + 4.50%, 0.00% Floor), 7.02%, 08/27/25(b)	1,995,000	1,935,150

		34,826,503

SERVICES: CONSUMER - 2.4%

Laureate Education, Inc.
Series 2024 Term Loan, (LIBOR + 3.50%, 1.00% Floor), 6.03%, 04/26/24(b)	3,219,334	3,164,605
USS Ultimate Holdings, Inc.
Second Lien Initial Term Loan, (LIBOR + 7.75%, 1.00% Floor), 10.27%, 08/25/25(b)	2,500,000	2,406,250

‘		5,570,855

TELECOMMUNICATIONS - 11.2%

CenturyLink, Inc.
Initial Term Loan B, (LIBOR + 2.75%, 0.00% Floor), 5.27%, 01/31/25(b)	3,972,431	3,720,182
Flight Bidco, Inc.
First Lien Initial Term Loan,
(LIBOR + 3.50%, 0.00% Floor), 6.02%, 07/23/25(b)	3,084,633	3,066,634
Frontier Communications Corp.
Initial Term Loan, (LIBOR + 2.75%, 0.00% Floor), 5.28%, 03/31/21(b)	2,691,278	2,566,134
Term Loan, (LIBOR + 4.88%, 0.00% Floor), 7.41%, 10/12/21(b)	4,271,252	4,079,046
Intelsat Jackson Holdings S.A.
(Luxembourg)
Tranche B-4 Term Loan, (LIBOR + 4.50%, 1.00% Floor), 7.01%, 01/02/24(b)(c)	3,406,019	3,394,949
Tranche B-5 Term Loan, 6.63%, 01/02/24(c)(i)	3,820,586	3,776,649
U.S. TelePacific Corp.
Advance Term Loan, (LIBOR + 5.00%, 1.00% Floor), 7.80%, 05/02/23(b)	3,205,546	3,010,008

20  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2018

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

TELECOMMUNICATIONS (continued)

Zacapa, LLC
Initial Term Loan, (LIBOR + 5.00%, 0.75% Floor), 7.80%, 07/02/25(b)	2,327,500	2,310,043

		25,923,645

TRANSPORTATION: CARGO - 1.8%

Avolon Holdings, Ltd.
Term Loan B-3, (LIBOR + 2.00%, 0.75% Floor), 4.47%, 01/15/25(b)(d)	2,307,358	2,223,486
Savage Enterprises, LLC
Initial Term Loan, (LIBOR + 4.50%, 0.00% Floor), 6.88%, 08/01/25(b)	1,928,788	1,907,089

		4,130,575

TRANSPORTATION: CONSUMER - 1.4%

American Airlines, Inc. 2017 Replacement Term Loan,
(LIBOR + 2.00%, 0.00% Floor), 4.39%, 10/10/21(b)(d)	1,000,000	974,140
Travel Leaders Group, LLC 2018 Refinancing Term Loan,
(LIBOR + 4.00%, 0.00% Floor), 6.46%, 01/25/24(b)	2,212,334	2,200,354

		3,174,494

UTILITIES: ELECTRIC - 1.6%

Brookfield WEC Holdings, Inc.
First Lien Initial Term Loan,
(LIBOR + 3.75%, 0.75% Floor), 6.27%, 08/01/25(b)	3,000,000	2,915,895
Calpine Corp. 2017 Term Loan, (LIBOR + 1.75%, 0.00% Floor), 4.28%, 12/31/19(b)(d)	844,165	838,783

		3,754,678

Total Senior Loans
(Cost $302,900,461)		288,004,532

Corporate Notes and Bonds - 16.9%(i)

AEROSPACE & DEFENSE - 0.5%

BBA U.S. Holdings, Inc. 5.38%, 05/01/26(j)	1,240,000	1,177,988

BANKING, FINANCE, INSURANCE & REAL ESTATE - 2.2%

Greystar Real Estate Partners, LLC 5.75%, 12/01/25(j)	1,500,000	1,470,000
NFP Corp. 6.88%, 07/15/25(j)	2,000,000	1,800,000
Vantiv, LLC 4.38%, 11/15/25(j)	2,000,000	1,837,500

		5,107,500

BEVERAGE, FOOD & TOBACCO - 1.2%

JBS, S.A. 6.75%, 02/15/28(j)	1,000,000	978,750

	Principal Amount ($)	Value ($)

BEVERAGE, FOOD & TOBACCO (continued)

Sigma Holdco B.V. (Netherlands) 7.88%, 05/15/26(c)(j)	2,000,000	1,740,000

		2,718,750

CAPITAL EQUIPMENT - 0.4%

Stevens Holding Co., Inc. 6.13%, 10/01/26(j)	1,000,000	990,000

CONTAINERS, PACKAGING & GLASS - 0.4%

Reynolds Group Holdings, Inc. 6.88%, 02/15/21	1,069,414	1,070,751

ENERGY: OIL & GAS - 1.8%

Moss Creek Resources Holdings, Inc. 7.50%, 01/15/26(j)	4,762,000	4,142,940

HEALTHCARE & PHARMACEUTICALS - 2.8%

Bausch Health Companies, Inc.
(Canada) 5.63%, 12/01/21(c)(j)	303,000	298,644
5.88%, 05/15/23(c)(j)	1,111,000	1,031,841
6.50%, 03/15/22(c)(j)	500,000	503,750
Centene Escrow I Corp. 5.38%, 06/01/26(j)	2,000,000	1,950,000
Community Health Systems, Inc. 8.63%, 01/15/24(j)	1,005,000	994,950
Team Health Holdings, Inc. 6.38%, 02/01/25(j)	2,000,000	1,642,500

		6,421,685

HIGH TECH INDUSTRIES - 1.0%

Infor Software Parent, LLC 7.13%, 05/01/21(j)	1,000,000	977,500
Riverbed Technology, Inc. 8.88%, 03/01/23(j)	1,920,000	1,423,200

		2,400,700

HOTEL, GAMING & LEISURE - 1.9%

Churchill Downs, Inc. 4.75%, 01/15/28(j)	3,000,000	2,729,100
Scientific Games International, Inc. 5.00%, 10/15/25(j)	2,000,000	1,790,000

		4,519,100

MEDIA: BROADCASTING & SUBSCRIPTION - 2.6%

CSC Holdings, LLC 5.38%, 02/01/28(j)	1,000,000	922,180
10.88%, 10/15/25(j)	477,000	537,221
Gray Escrow, Inc. 7.00%, 05/15/27(j)	2,000,000	1,951,340
Univision Communications, Inc. 5.13%, 02/15/25(j)	2,057,000	1,810,160
Urban One, Inc. 7.38%, 04/15/22(j)	787,000	747,650

		5,968,551

See accompanying Notes to Financial Statements.  |  21

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2018

	Share Quantity	Value ($)

Corporate Notes and Bonds(i) (continued)

METALS & MINING - 0.0%

ERP Iron Ore, LLC
LIBOR + 8.00%, 12/31/19(e)(g)(k)	121,662	14,095
Magnetation, LLC / Mag
Finance Corp. 11.00%, 05/15/18(e)(g)(j)(l)	2,937,000	—

		14,095

RETAIL - 0.3%

PetSmart, Inc. 5.88%, 06/01/25(j)	933,000	678,758

SERVICES: CONSUMER - 0.4%

NVA Holdings, Inc. 6.88%, 04/01/26(j)	1,000,000	900,000

TELECOMMUNICATIONS - 1.4%

Orbcomm, Inc. 8.00%, 04/01/24(j)	3,194,000	3,273,850

Total Corporate Notes and Bonds
(Cost $41,960,978)		39,384,668

Structured Products - 12.7%(m)
Anchorage Capital CLO, Ltd.
(Cayman Islands)
Series 2015-6A, Class ER, 8.79%, 07/15/30(c)(j)(n)	4,400,000	4,098,103
Babson CLO Ltd. (Cayman Islands)
Series 2014-IA, Class E, 8.12%, 07/20/25(c)(j)(n)	1,110,000	991,784
Fortress Credit Opportunities CLO,
Ltd. (Cayman Islands)
Series 2018-11A, Class E, 9.59%, 04/15/31(c)(j)(n)	4,000,000	3,522,800
JFIN CLO, Ltd. (Cayman Islands)
Series 2015-1A, Class E, 7.79%, 03/15/26(c)(j)(n)	4,500,000	4,161,915
OZLM, Ltd. (Cayman Islands)
Series 2014-8A, Class DRR, 8.54%, 10/17/29(c)(j)(n)	2,500,000	2,293,660
Shackleton CLO, Ltd. (Cayman Islands)
Series 2015-8A, Class F, 9.32%, 10/20/27(c)(j)(n)	3,300,000	3,125,183

	Share Quantity	Value ($)

TIAA Churchill Middle Market CLO
(Cayman Islands)
Series 2016-1A, Class ER, 10.44%, 10/20/30(c)(j)(n)	5,000,000	4,935,555
Series 2017-1A, Class E, 9.79%, 01/24/30(c)(j)(n)	4,000,000	3,859,532
Zais CLO, Ltd. (Cayman Islands)
Series 2016-2A, Series D, 9.44%, 10/15/28(c)(j)(n)	1,000,000	929,538
Series 2017-2A, Series E, 9.59%, 04/15/30(c)(j)(n)	1,750,000	1,549,800

Total Structured Products
(Cost $30,315,636)		29,467,870

Common Stocks - 0.3%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.0%

Medical Card System, Inc.(e)(g)	914,981	55,512

ENERGY: OIL & GAS - 0.3%

Ascent Resources Marcellus
Holdings, Inc.(g)	165,654	477,664
HGIM Corp.(e)(g)	1,463	60,714
Southcross Holdings Borrower,
GP LLC(e)(g)	129	—
Southcross Holdings Borrower,
LP, Class A-II(e)	129	64,500

		602,878

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

F & W Media,Inc.(e)(g)	9,510	—

RETAIL - 0.0%

Charming Charlie, LLC(e)(g)	2,679,190	—

Total Common Stock
(Cost $729,082)		658,390

Preferred Stock - 1.6%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.6%

Watford Holdings, Ltd. (Bermuda) 8.50%,(c)(e)(j)	160,000	3,644,993

Total Preferred Stock
(Cost $3,920,000)		3,644,993

Warrants - 0.0%

ENERGY: OIL & GAS - 0.0%

Ascent Resources Marcellus
Holdings, Inc.(e)(g)	42,889	1,287

Total Warrants
(Cost $4,289)		1,287

Total Investments-155.4%		361,161,740
(Cost of $379,830,446)
Other Assets & Liabilities,
Net-(1.1)%		(2,461,199)
Loan Outstanding-(54.3)%(o)(p)		(126,268,575)

Net Assets -100.0%		232,431,966

22  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2018

(a)

“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of December 31, 2018. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(b)

The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/Prime rate. As of December 31, 2018, the 1, 2, 3 and 6 month LIBOR rates were 2.50%, 2.61%, 2.81% and 2.88%, respectively, and the Prime lending rate was 5.50%. Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of both LIBOR and Prime (“Variable”) in addition to the stated spread.

(c)	Foreign issuer traded in U.S. dollars.
(d)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(e)	Fair Value Level 3 security.
(f)	The issuer is in default of its payment obligations as of March 19, 2017, as such, income is no longer being accrued.
(g)	Non-income producing asset.
(h)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amount.
(i)	Fixed rate asset.
(j)

Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2018, these securities amounted to $71,412,685, or 30.72% of net assets.

(k)	The issuer is in default of its payment obligations as of July 5, 2018, as such, income is no longer being accrued.
(l)	The issuer is in default of its payment obligations as of May 5, 2015, as such, income is no longer being accrued.
(m)

Structured Products include collateralized loan obligations (“CLOs”). A CLO typically takes the form of a financing company (generally called a special purpose vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are often Senior Loans or corporate notes and bonds, the assets may also include (i) subordinated loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in Senior Loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded for the purpose of securitizing payment claims arising out of this asset pool. On this basis, marketable securities are issued by the SPV and the redemption of these securities typically takes place at maturity out of the cash flow generated by the collected claims.

(n)	Floating rate asset. The interest rate shown reflects the rate in effect at December 31, 2018.
(o)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(p)	Principal $126,500,000 less unamortized deferred financing costs of $231,425.

See accompanying Notes to Financial Statements.  |  23

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statements of Assets and Liabilities

December 31, 2018

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Assets:

Investment securities at fair value (cost $419,976,691 and $379,830,446, respectively)	$399,351,399	$361,161,740
Cash and cash equivalents	23,310,262	12,856,395
Interest receivable	2,030,777	2,390,952
Receivable for investment securities sold	25,245,424	26,913,563
Prepaid expenses	78,785	78,913

Total assets	$450,016,647	$403,401,563

Liabilities:

Borrowings under credit facility (principal $141,000,000 and $126,500,000, respectively, less unamortized deferred financing costs of $78,579 and $231,425, respectively) (Note 8)	$140,921,421	$126,268,575
Payable for investment securities purchased	53,739,175	43,974,882
Interest payable	296,187	176,870
Unrealized depreciation on unfunded loan commitments (Note 9)	26,245	—
Distributions payable to common shareholders	93,147	58,093
Investment advisory fee payable	341,935	310,405
Other payables and accrued expenses	171,571	180,772

Total liabilities	195,589,681	170,969,597

Commitments and Contingencies (Note 9)

Net Assets (Applicable to Common Shareholders)	$254,426,966	$232,431,966

Net Assets Consist of:

Paid-in capital ($0.001 par value, 999,998,466 and 1,000,000,000 common shares authorized, respectively, and 15,573,061 and 14,464,026 issued and outstanding, respectively) (Note 6)	$296,608,448	$275,624,904
Total accumulated loss	(42,181,482)	(43,192,938)

Net Assets (Applicable to Common Shareholders)	$254,426,966	$232,431,966

Number of Common Shares Outstanding	15,573,061	14,464,026
Net Asset Value, per Common Share	$16.34	$16.07

24  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statements of Operations

For the Year Ended December 31, 2018

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Investment Income:

Interest	$29,672,544	$28,429,222
Dividends	408,293	408,293

Total investment income	30,080,837	28,837,515

Expenses:

Investment advisory fee (Note 3)	4,161,850	3,806,360
Interest and commitment fee expense (Note 8)	4,344,497	3,895,512
Professional fees	275,006	267,418
Administrative services of the Adviser (Note 3)	722,000	717,000
Fund administration and accounting services (Note 3)	283,000	279,000
Insurance expense	311,473	311,473
Amortization of deferred financing costs (Note 8)	219,518	134,665
Board of Directors fees (Note 3)	124,035	124,035
Other operating expenses	111,299	121,299

Total expenses	10,552,678	9,656,762
Expense reimbursement waived by the Adviser (Note 3)	—	—

Net expenses	10,552,678	9,656,762

Net Investment Income	19,528,159	19,180,753

Net Realized and Unrealized Loss on Investments

Net realized loss on investments	(10,329,855)	(4,191,263)
Net change in unrealized depreciation on investments and unfunded loan commitments (Note 9)	(13,265,878)	(15,729,673)

Net realized and unrealized loss on investments	(23,595,733)	(19,920,936)

Net Decrease in Net Assets, Applicable to Common Shareholders, Resulting From Operations	$(4,067,574)	$(740,183)

See accompanying Notes to Financial Statements.  |  25

Apollo Senior Floating Rate Fund Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Increase/(Decrease) in Net Assets from:

Operations

Net investment income	$19,528,159	$17,572,262
Net realized gain/(loss) on investments	(10,329,855)	806,614
Net change in unrealized depreciation on investments and unfunded loan commitments	(13,265,878)	(3,572,162)

Net increase/(decrease) in net assets from operations	(4,067,574)	14,806,714

Distributions to Common Shareholders

Total distributable earnings[1]	(19,575,338)	(18,064,751)

Total distributions to common shareholders	(19,575,338)	(18,064,751)

Total decrease in net assets	$(23,642,912)	$(3,258,037)

Net Assets Applicable to Common Shares

Beginning of year	278,069,878	281,327,915

End of year[2]	$254,426,966	$278,069,878

[1]

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. (See Note 2). For the year ended December 31, 2017, distributions sourced from net investment income and net realized gains were $18,064,751 and $0, respectively.

[2]

Parenthetical disclosure of undistributed net investment income is no longer required. (See Note 2). For the year ended December 31, 2017, end of year net assets included undistributed net investment income of $168,816.

26  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Increase/(Decrease) in Net Assets from:

Operations

Net investment income	$19,180,753	$18,367,839
Net realized loss on investments	(4,191,263)	(9,078,404)
Net change in unrealized appreciation/(depreciation) on investments and unfunded loan commitments	(15,729,673)	13,137,720

Net increase/(decrease) in net assets from operations	(740,183)	22,427,155

Distributions to Common Shareholders

Total distributable earnings[1]	(19,092,514)	(18,586,273)

Total distributions to common shareholders	(19,092,514)	(18,586,273)

Total increase/(decrease) in net assets	$(19,832,697)	$3,840,882

Net Assets Applicable to Common Shares

Beginning of year	252,264,663	248,423,781

End of year[2]	$232,431,966	$252,264,663

[1]

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. (See Note 2). For the year ended December 31, 2017, distributions sourced from net investment income and net realized gains were $18,586,273 and $0, respectively.

[2]

Parenthetical disclosure of undistributed net investment income is no longer required. (See Note 2). For the year ended December 31, 2017, end of year net assets included undistributed net investment income of $404,678.

See accompanying Notes to Financial Statements.  |  27

Apollo Senior Floating Rate Fund Inc.

Statement of Cash Flows

For the Year Ended December 31, 2018

Cash Flows from Operating Activities:

Net decrease in net assets from operations	$(4,067,574)

Adjustments to Reconcile Net Decrease in Net Assets from Operations to Net Cash Flows Provided by Operating Activities:
Net realized loss on investments	10,329,855
Net change in unrealized depreciation on investments and unfunded loan commitments	13,265,878
Net amortization/(accretion) of premium/(discount)	(2,805,819)
Purchase of investment securities	(519,646,065)
Proceeds from disposition of investment securities and principal paydowns	532,322,180
Payment-in-kind interest	(360,615)
Amortization of deferred financing costs	219,518
Changes in Operating Assets and Liabilities:
Decrease in interest receivable	456,100
Increase in interest payable	91,942
Decrease in investment advisory fee payable	(15,012)
Decrease in other payables and accrued expenses	(5,681)

Net cash flows provided by operating activities	29,784,707

Cash Flows from Financing Activities:
Distributions paid to common shareholders (net of change in distributions payable to common shareholders)	(19,561,100)

Net cash flows used in financing activities	(19,561,100)

Net Increase in Cash and Cash Equivalents	10,223,607

Cash and cash equivalents, beginning of year	13,086,655

Cash and cash equivalents, end of year	$23,310,262

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest and commitment fee	$4,252,555

28  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Statement of Cash Flows

For the Year Ended December 31, 2018

Cash Flows from Operating Activities:

Net decrease in net assets from operations	$(740,183)

Adjustments to Reconcile Net Decrease in Net Assets from Operations to Net Cash Flows Provided by Operating Activities:
Net realized loss on investments	4,191,263
Net change in unrealized depreciation on investments and unfunded loan commitments	15,729,673
Net amortization/(accretion) of premium/(discount)	(2,280,636)
Purchase of investment securities	(513,546,494)
Proceeds from disposition of investment securities and principal paydowns	534,842,246
Payment-in-kind interest	(207,814)
Amortization of deferred financing costs	134,665
Changes in Operating Assets and Liabilities:
Decrease in interest receivable	176,562
Increase in interest payable	73,753
Decrease in investment advisory fee payable	(21,474)
Increase in other payables and accrued expenses	1,472

Net cash flows provided by operating activities	38,353,033

Cash Flows from Financing Activities:
Proceeds from borrowing	126,500,000
Repayment of credit facility	(138,000,000)
Deferred financing cost	(354,949)
Distributions paid to common shareholders (net of change in distributions payable to common shareholders) ..	(19,076,974)

Net cash flows used in financing activities	(30,931,923)

Net Increase in Cash and Cash Equivalents	7,421,110

Cash and cash equivalents, beginning of year	5,435,285

Cash and cash equivalents, end of year	$12,856,395

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest and commitment fee	$3,821,759

See accompanying Notes to Financial Statements.  |  29

Apollo Senior Floating Rate Fund Inc.

Financial Highlights

For a Common Share Outstanding

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Per Common Share Operating Performance:	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$17.86	$18.07	$16.92	$18.30	$19.12

Income from Investment Operations:
Net investment income(a)	1.25	1.13	1.24	1.22	1.18
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	(1.51)	(0.18)	1.15	(1.37)	(0.75)
Distributions from net investment income to Series A Preferred Shareholders	—	—	—	—	(0.02)

Total from investment operations	(0.26)	0.95	2.39	(0.15)	0.41

Less Distributions Paid to Common Shareholders from:
Net investment income	(1.26)	(1.16)	(1.24)	(1.23)	(1.23)

Total distributions paid to Common Shareholders	(1.26)	(1.16)	(1.24)	(1.23)	(1.23)

Net Asset Value, End of Year	$16.34	$17.86	$18.07	$16.92	$18.30
Market Value, End of Year	$14.39	$16.22	$17.40	$15.15	$16.63
Total return based on net asset value(b)	(0.98)%	5.80%	15.33%	(0.52)%	2.63%
Total return based on market value(b)	(3.98)%	(0.22)%	24.03%	(1.98)%	(1.48)%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	3.84%	3.33%	3.21%	3.01%	3.07%
Ratio of net expenses to average net assets	3.84%	3.33%	3.21%	3.01%	3.07%
Ratio of net investment income to average net assets	7.10%	6.24%	7.11%	6.71%	6.22%(c)
Ratio of net investment income to average net assets net of distributions to Series A Preferred Shareholders	—	—	—	—	6.13%
Supplemental Data:
Portfolio turnover rate	122.4%	102.2%	109.5%	66.1%	80.0%
Net assets at end of year (000’s)	$254,427	$278,070	$281,328	$263,438	$284,992
Senior Securities:
Principal loan outstanding (in 000’s)	$141,000	$141,000	$141,000	$149,269	$149,269
Asset coverage per $1,000 of loan outstanding(d)	$2,804	$2,972	$2,995	$2,765	$2,909

(a)	Based on weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Net investment income ratio does not reflect payment to preferred shareholders.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

30  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Financial Highlights

For a Common Share Outstanding

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Per Common Share Operating Performance:	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$17.44	$17.18	$15.97	$18.21	$19.51

Income from Investment Operations:
Net investment income(a)	1.33	1.27	1.50	1.48	1.50
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	(1.38)	0.28	1.23	(2.16)	(1.14)

Total from investment operations	(0.05)	1.55	2.73	(0.68)	0.36

Less Distributions Paid to Common Shareholders from:
Net investment income	(1.32)	(1.29)	(1.52)	(1.55)	(1.50)
Net realized gain on investments	—	—	—	(0.01)	(0.16)

Total distributions paid to Common Shareholders	(1.32)	(1.29)	(1.52)	(1.56)	(1.66)

Net Asset Value, End of Year	$16.07	$17.44	$17.18	$15.97	$18.21
Market Value, End of Year	$13.77	$15.75	$15.43	$13.89	$15.96
Total return based on net asset value(b)	0.47%	9.87%	19.34%	(2.91)%	2.63%
Total return based on market value(b)	(4.67)%	10.47%	23.24%	(3.65)%	(2.51)%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	3.85%	3.53%	3.36%	2.97%	2.90%
Ratio of net expenses to average net assets	3.85%	3.53%	3.36%	2.97%	2.90%
Ratio of net investment income to average net assets	7.65%	7.27%	9.20%	8.22%	7.63%
Supplemental Data:
Portfolio turnover rate	130.9%	111.8%	111.6%	67.6%	78.7%
Net assets at end of year (000’s)	$232,432	$252,265	$248,424	$230,995	$263,428
Senior Securities:
Principal loan outstanding (in 000’s)	$126,500	$138,000	$138,000	$138,000	$138,000
Asset coverage per $1,000 of loan outstanding(c)	$2,837	$2,828	$2,800	$2,674	$2,909

(a)	Based on weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

See accompanying Notes to Financial Statements.  |  31

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements

December 31, 2018

Note 1. Organization and Operations

Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (individually, a “Fund” or, together, the “Funds”) are corporations organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as diversified, closed-end management investment companies. Each Fund was previously registered as a non-diversified investment company. AFT and AIF commenced operations on February 23, 2011 and February 25, 2013, respectively. Prior to that, the Funds had no operations other than matters relating to their organization and the sale and issuance of 5,236 shares of common stock in each Fund to Apollo Credit Management, LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the Funds’ investment adviser and is an affiliate of Apollo Global Management, LLC (“AGM”). The Funds’ common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “AFT” and “AIF”, respectively.

Investment Objective

AFT’s investment objective is to seek current income and preservation of capital. AFT seeks to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its managed assets in floating rate Senior Loans and investments with similar economic characteristics. This policy and AFT’s investment objective are not fundamental and may be changed by the board of directors of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.

AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF seeks to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s managed assets will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” will include Senior Loans, subordinated loans, high yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. This policy and AIF’s investment objectives are not fundamental and may be changed by the board of directors of AIF (together with the board of directors of AFT, the “Board of Directors” or “Board”) with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives.

Note 2. Significant Accounting Policies

The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

32  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2018

Fund Valuation

Each Fund’s net asset value (“NAV”) per share will be determined daily generally as of 4:00 pm on each day that the NYSE is open for trading, or at other times as determined by the Board. The NAV of each Fund’s common shares is the total assets of the Fund (including all securities, cash and other assets) minus the sum of the Fund’s total liabilities (including accrued expenses, dividends payable, borrowings and the liquidation value of any preferred stock) divided by the total number of common shares of the Fund outstanding.

Security Valuation

The Funds value their investments primarily using the mean of the bid and ask prices provided by a nationally recognized security pricing service or broker. Senior Loans, corporate notes and bonds, common stock, structured products and preferred stock are priced based on valuations provided by an approved independent pricing service or broker, if available. If market or broker quotations are not available, or a price is not available from an independent pricing service or broker, or if the price provided by the independent pricing service or broker is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. In general, the fair value of a security is the amount that the Funds might reasonably expect to receive upon the sale of an asset or pay to transfer a liability in an orderly transaction between willing market participants at the reporting date. Fair value procedures generally take into account any factors deemed relevant, which may include, among others, (i) the nature and pricing history of the security, (ii) the liquidity or illiquidity of the market for the particular security, (iii) recent purchases or sales transactions for the particular security or similar securities and (iv) press releases and other information published about the issuer. In these cases, a Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that a Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

Fair Value Measurements

Each Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical assets and liabilities in active markets to which the Funds have access at the date of measurement;

Level 2 — Quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, but are valued based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Funds have obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

At the end of each reporting period, management evaluates the Level 2 and Level 3 assets, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from independent pricing services, and the existence of contemporaneous, observable trades in the market.

Annual Report  |  33

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2018

The valuation techniques used by the Funds to measure fair value at December 31, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers into and out of the levels are recognized at the value at the end of the period. Summaries of the Funds’ investments categorized in the fair value hierarchy as of December 31, 2018 are as follows:

Apollo Senior Floating Rate Fund Inc.

	Total Fair Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$23,310,262	$23,310,262	$—	$—
Senior Loans	359,069,526	—	350,349,118	8,720,408
Corporate Notes and Bonds	35,165,805	—	35,162,739	3,066
Common Stock	1,468,553	—	936,385	532,168
Preferred Stock	3,644,993	—	—	3,644,993
Warrants	2,522	—	—	2,522

Total Assets	$422,661,661	$23,310,262	$386,448,242	$12,903,157

Liabilities:
Unrealized depreciation on Unfunded Loan Commitments	(26,245)	—	(26,245)	—

Total Liabilities	(26,245)	—	(26,245)	—

	$422,635,416	$23,310,262	$386,421,997	$12,903,157

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of December 31, 2018:

Apollo Senior Floating Rate Fund Inc.

	Total	Senior Loans	Corporate Notes and Bonds	Common Stock	Preferred Stock	Warrants	Unfunded Loan Commitments

Total Fair Value, beginning of year	$25,664,960	$21,655,599	$8,775	$68,975	$3,915,225	$—	$16,386
Purchases, including capitalized PIK	3,320,356	2,380,843	—	931,105	—	8,408	—
Sales/Paydowns	(12,516,063)	(12,508,928)	(7,135)	—	—	—	—
Accretion/(amortization) of discounts/ (premiums)	564,477	562,227	2,250	—	—	—	—
Net realized gain/(loss)	69,375	65,424	3,951	—	—	—	—
Change in net unrealized appreciation/ (depreciation)	(2,954,443)	(2,163,007)	(4,775)	(467,912)	(270,232)	(5,886)	(42,631)
Transfers into Level 3	618,750	618,750	—	—	—	—	—
Transfers out of Level 3	(1,864,255)	(1,890,500)	—	—	—	—	26,245

Total Fair Value, end of year	$12,903,157	$8,720,408	$3,066	$532,168	$3,644,993	$2,522	$—

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. There were no transfers between Level 1 and Level 2 fair value measurement during the period shown. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at December 31, 2018 was $(2,724,400).

34  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2018

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of December 31, 2018:

Apollo Senior Floating Rate Fund Inc.

Assets	Fair Value at December 31, 2018	Valuation Technique(s)(a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized

Senior Loans	$3,649,068	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A

	4,559,517	Discounted Cash Flow(b)	Discount Rate(b)	25.9%

	163,677	Recoverability(c)(d)	Liquidation proceeds(c) EBITDA /EV Multiple(d)	$25.3m - $30.5m $9m / 2.4x

	348,146	Recoverability(c)	Liquidation Proceeds(c)	$15.2m

Corporate Notes and Bonds	3,066	Recoverability(c)	Liquidation Proceeds(c)	$5.4m

	—	Recoverability(c)	Liquidation Proceeds(c)	$0

Common Stock	—	Recoverability(c)(d)	Liquidation Proceeds(c) EBITDA /EV Multiple(d)	$25.3m - $30.5m $9m / 2.4x

	—	Recoverability(c)	Liquidation Proceeds(c)	$15.2m

	60,138	Option Model(e)	Volatility(e)	27.2%

	472,030	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A

Preferred Stock	3,644,993	Discounted Cash Flow(b)	Discount Rate(b)	9.33%

Warrants	2,522	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A

Total Fair Value	$12,903,157

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in aggregate based on a weight ranging from 0-100%.
(b)

The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.

(c)

The Fund utilized a recoverability approach to fair value this security, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable inputs used in the valuation model were liquidation proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(d)

The Fund utilized a recoverability approach to fair value these securities. The significant unobservable inputs used in the valuation model were EBITDA and enterprise value multiple. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(e)

The Fund utilized a Black-Scholes options pricing model to fair value this security. The significant unobservable input used in the valuation model was volatility. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

Annual Report  |  35

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2018

Apollo Tactical Income Fund Inc.

	Total Fair Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$12,856,395	$12,856,395	$—	$—
Senior Loans	288,004,532	—	279,597,836	8,406,696
Corporate Notes and Bonds	39,384,668	—	39,370,573	14,095
Structured Products	29,467,870	—	29,467,870	—
Common Stock	658,390	—	477,664	180,726
Preferred Stock	3,644,993	—	—	3,644,993
Warrants	1,287	—	—	1,287

Total Assets	$374,018,135	$12,856,395	$348,913,943	$12,247,797

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of December 31, 2018:

Apollo Tactical Income Fund Inc.

	Total	Senior Loans	Corporate Notes and Bonds	Common Stock	Preferred Stock	Warrants

Total Fair Value, beginning of the year	$23,768,803	$19,745,730	$40,335	$67,513	$3,915,225	$—
Purchases, including capitalized PIK	1,984,240	1,841,083	—	138,868	—	4,289
Sales/Paydowns	(10,859,755)	(10,826,960)	(32,795)	—	—	—
Accretion/(amortization) of discounts/(premiums)	449,774	439,433	10,341	—	—	—
Net realized gain/(loss)	297,878	279,717	18,161	—	—	—
Change in net unrealized appreciation/(depreciation)	(2,121,393)	(1,800,557)	(21,947)	(25,655)	(270,232)	(3,002)
Transfer into Level 3	618,750	618,750	—	—	—	—
Transfers out of Level 3	(1,890,500)	(1,890,500)	—	—	—	—

Total Fair Value, end of year	$12,247,797	$8,406,696	$14,095	$180,726	$3,644,993	$1,287

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. There were no transfers between Level 1 and Level 2 fair value measurement during the period shown. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at December 31, 2018 was $(1,934,616).

36  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2018

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of December 31, 2018:

Apollo Tactical Income Fund Inc.

Assets	Fair Value at December 31, 2018	Valuation Technique(s)(a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized

Senior Loans	$3,783,761	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A

	4,208,784	Discounted Cash Flow(b)	Discount Rate(b)	25.9%

	49,325	Recoverability(c)(d)	Liquidation Proceeds(c)	$25.3m - $30.5m
			EBITDA /EV Multiple(d)	$9m / 2.4x

	348,146	Recoverability(c)	Liquidation Proceeds(c)	$15.2m

	16,680	Recoverability(e)	Estimated Transaction Value(e)	N/A

Corporate Notes and Bonds	14,095	Recoverability(c)	Liquidation Proceeds(c)	$5.4m

	—	Recoverability(c)	Liquidation Proceeds(c)	$0

Common Stock	—	Recoverability(c)(d)	Liquidation Proceeds(c)	$25.3m - $30.5m
			EBITDA / EV Multiple(d)	$9m / 2.4x

	—	Recoverability(c)	Liquidation Proceeds(c)	$15.2m

	55,512	Option Model(f)	Volatility(f)	27.2%

	125,214	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A

Preferred Stock	3,644,993	Discounted Cash Flow(b)	Discount Rate(b)	9.33%

Warrants	1,287	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A

Total Fair Value	$12,247,797

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in aggregate based on a weight ranging from 0-100%.
(b)

The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.

(c)

The Fund utilized a recoverability approach to fair value this security, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable inputs used in the valuation model were liquidation proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(d)

The Fund utilized a recoverability approach to fair value these securities. The significant unobservable inputs used in the valuation model were EBITDA and enterprise value multiple. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(e)

The Fund utilized a recoverability approach to fair value this security. The significant unobservable input used in the valuation model was an estimated transaction value. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(f)

The Fund utilized a Black-Scholes options pricing model to fair value this security. The significant unobservable input used in the valuation model was volatility. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

Annual Report  |  37

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2018

Cash and Cash Equivalents

Cash and cash equivalents of the Funds consist of cash held in bank accounts and liquid investments with maturities, at the date of acquisition, not exceeding 90 days that, at times, may exceed federally insured limits. As of December 31, 2018, cash and cash equivalents were comprised of cash deposited with U.S. financial institutions in which carrying value approximated fair value and are considered to be Level 1 in the fair value hierarchy.

Industry Classifications

The industry classifications of the Funds’ investments, as presented in the accompanying Schedules of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the Funds’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, with the primary source being Moody’s, and/or as defined by the Funds’ management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications.

Fair Value of Financial Instruments

The fair value of the Funds’ assets and liabilities that qualify as financial instruments under U.S. GAAP approximates the carrying amounts presented in the accompanying Statements of Assets and Liabilities.

Securities Transactions and Investment Income

Securities transactions of the Funds are recorded on the trade date for financial reporting purposes. Cost is determined based on consideration given, and the unrealized appreciation/(depreciation) on investment securities is the difference between fair value determined in compliance with the valuation policy approved by the Board and the cost. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Interest and dividend income is recorded on the accrual basis and includes the accretion of original issue discounts and amortization of premiums where applicable using the effective interest rate method over the lives of the respective debt securities.

The Funds hold investments that have designated payment-in-kind (“PIK”) interest. PIK interest is included in interest income and reflected as a receivable in accrued interest up to the payment date. On payment dates, the Funds capitalize the accrued interest receivable as an additional investment and mark it at the fair value associated with the position.

U.S. Federal Income Tax Status

The Funds intend to maintain their status each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute substantially all of their net investment income and net capital gains, if any, for their tax years. The Funds may elect to incur excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the year ended December 31, 2018, AFT and AIF did not record a U.S. federal excise tax provision. The Funds did not pay any excise tax during 2018 related to the 2017 tax year. No federal income tax provision or excise tax provision is required for the year ended December 31, 2018.

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no material effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The statute of limitations on AFT’s federal and state tax filings remains open for the years ended December 31, 2015 to 2018. The statute of limitations on AIF’s federal and state fillings remains open for the years ended December 31, 2015 to 2018.

Distributions to Common Shareholders

The Funds intend to make regular monthly cash distributions of all or a portion of their net investment income available to common shareholders. The Funds intend to pay common shareholders at least annually all or substantially all of their capital gains and net investment income after the payment of dividends and interest owed with respect to outstanding preferred shares and/or notes or other forms of leverage utilized by the Funds, although for cash management purposes, the Funds may elect to retain distributable amounts and pay excise tax as described above. If the Funds make a long-term capital gain distribution, they will be required to allocate such gain between the common shares and any preferred shares issued by the Funds in proportion to the total dividends paid to each class for the year in which the income is realized.

38  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2018

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Funds will make a distribution only if authorized by the Board and declared by the Funds out of assets legally available for these distributions. The Funds may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Funds and their shareholders because it may result in a return of capital to shareholders, which would reduce the Funds’ NAV and, over time, potentially increase the Funds’ expense ratios. If the Funds distribute a return of capital, it means that the Funds are returning to shareholders a portion of their investment rather than making a distribution that is funded from the Funds’ earned income or other profits. The Board may elect to change AFT’s or AIF’s distribution policy at any time.

Asset Segregation

In accordance with the Investment Company Act and various SEC and SEC staff interpretive positions, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in measures in accordance with SEC or Staff guidance, to “cover” open positions with respect to certain kinds of financial instruments that could otherwise be considered “senior securities” as defined in Section 18(g) of the Investment Company Act. With respect to certain derivative contracts that are contractually required to cash settle, for example, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. In other circumstances, a Fund may be required to set aside liquid assets equal to such a financial instrument’s full notional value, or enter into appropriate offsetting transactions, while the position is open. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time announced by the SEC or its staff regarding asset segregation. These segregation and coverage requirements could result in a Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.

New Accounting Pronouncements

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Funds adopted the Final Rule with the most notable impacts being that the Funds are no longer required to present the components of distributable earnings/accumulated losses on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings/accumulated losses and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim period within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Note 3. Investment Advisory, Administration and Other Agreements with Affiliates

Investment Advisory Fee

The Adviser provides certain investment advisory, management and administrative services to the Funds pursuant to investment advisory and management agreements with each of the Funds. For its services, each Fund pays the Adviser monthly at the annual rate of 1.0% of the average daily value of the Fund’s managed assets. Managed assets are defined as the total assets of a Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed (including the liquidation preference of preferred shares) or notes issued). The Adviser may elect from time to time, in its sole discretion, to waive its receipt of the advisory fee from a Fund. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, may decide to waive its compensation periodically or may decide to waive its compensation on only one of the Funds at any given time. For the year ended December 31, 2018, the Adviser earned fees of $4,161,850 and $3,806,360 from AFT and AIF, respectively.

Annual Report  |  39

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2018

Administrative Services and Expense Reimbursements

The Funds and the Adviser have entered into Administrative Services and Expense Reimbursement Agreements pursuant to which the Adviser provides certain administrative services, personnel and facilities to the Funds and performs operational services necessary for the operation of the Funds not otherwise provided by other service providers of the Funds. These services may include, without limitation, certain bookkeeping and recordkeeping services, compliance and legal services, investor relations assistance, and accounting and auditing support. Pursuant to these agreements, the Funds will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Funds. In addition, the Adviser or one of its affiliates may pay certain expenses on behalf of the Funds and then allocate these expenses to the Funds for reimbursement. For the year ended December 31, 2018, the Adviser provided services under these agreements totaling $722,000 and $717,000 for AFT and AIF, respectively, which is shown in the Statements of Operations as administrative services of the Adviser. Included in these amounts is approximately $93,100 and $93,100 for AFT and AIF, respectively, of remuneration for officers of the Funds. The Adviser did not waive the right to expense reimbursements and investment advisory fees for either Fund during the year ended December 31, 2018.

Each Fund has also entered into an Administration and Accounting Services Agreement (the “Administration Agreements”) with The Bank of New York Mellon (“BNY Mellon”). Under the Administration Agreements, BNY Mellon provides certain administrative services necessary for the operation of the Funds, including maintaining the Funds’ books and records, providing accounting services and preparing regulatory filings. The Funds pay BNY Mellon for these services. BNY Mellon also serves as the Funds’ custodian. BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) serves as the Funds’ transfer agent. BNY Mellon and BNYMIS provided services totaling $283,000 and $279,000 for AFT and AIF, respectively, for the year ended December 31, 2018, which are included in fund administration and accounting services in the Statements of Operations.

Board of Directors Fees

On an annual basis, AFT and AIF pay each member of the Board who is not an “interested person” (as defined in the Investment Company Act) of the Funds an annual retainer of $16,000 per Fund, plus $2,000 for each in-person Board meeting of a single Fund ($3,000, or $1,500 per Fund, for a joint meeting of both Funds), plus $1,000 for attendance at telephonic Board meetings of a single Fund or participation in special committee meetings of a single Fund not held in conjunction with regularly scheduled Board meetings ($1,500, or $750 per Fund, for a joint meeting of both Funds). In addition, the chairman of the audit committee receives $5,000 per year from each Fund. The Funds also reimburse independent Board members for travel and out-of-pocket expenses incurred in connection with such meetings, and the Funds split the cost of such expenses for meetings involving both AFT and AIF. Included in the Statements of Operations in Board of Directors fees for the year ended December 31, 2018 is $124,035 and $124,035 of expenses related to the Board for each of AFT and AIF, respectively.

Note 4. Investment Transactions

For the year ended December 31, 2018, the cost of investment purchases and proceeds from sales of securities and principal paydowns were as follows:

Fund	Purchases	Sales

Apollo Senior Floating Rate Fund Inc.	$538,978,865	$533,019,734
Apollo Tactical Income Fund Inc.	523,746,757	532,561,051

The Funds are permitted to purchase and sell securities (“Cross-Trade”) from and to other Apollo entities pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Investment Company Act (the “Rule”). Each Cross-Trade is executed at a fair market price in compliance with the provisions of the Rule. For the year ended Decem-ber 31, 2018, the Funds engaged in Cross-Trade activities with sales proceeds of $2,911,411 and $1,488,213 for AFT and AIF, respectively, which resulted in net realized losses of $125,116 and $61,264, respectively.

Note 5. Risks

Senior Loans

Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit

40  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2018

risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce the Funds’ NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Funds, a reduction in the value of the investment and a potential decrease in the NAV of the Funds. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Funds could experience delays or limitations with respect to their ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933 (the “1933 Act”) or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality, rather than on any available independent sources. Therefore, the Funds will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Funds may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Schedule of Investments.

The Funds may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Funds may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial and lending institutions. In purchasing participations, the Funds generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Funds will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which they are buying a participation that the Funds would otherwise conduct if they were investing directly in the Senior Loan, which may result in the Funds being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

Corporate Bonds

The Funds may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations, other business entities, governments and municipalities and other issuers. Corporate bonds are issued with varying features and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights, call rights or other rights of the issuer). The Funds’ investments in corporate bonds may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

Annual Report  |  41

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2018

The Adviser expects most of the corporate bonds in which the Funds invest will be high yield bonds (commonly referred to as “junk” bonds). An issuer of corporate bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace.

Subordinated Loans

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt that are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Structured Products

Investments in structured products involve risks, including credit risk and market risk. When the Funds’ investments in structured products (such as CDOs, CLOs and asset-backed securities) are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds (or loans) or stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on a structured product to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.

The Funds may have the right to receive payments only from the structured product and generally do not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that generally affect issuers of securities and capital markets. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Funds.

Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Funds as illiquid securities. CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

42  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2018

Note 6. Common Shares

Common share transactions were as follows:

Apollo Senior Floating Rate Fund Inc.

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017

	Shares	Amount	Shares	Amount

Common shares outstanding, beginning of the year	15,573,061	$296,699,291	15,573,061	$296,701,729
Common shares issued as reinvestment of dividends	—	—	—	—
Permanent differences reclassified (primarily non-deductible expenses)	—	(90,843)	—	(2,438)

Common shares outstanding, end of the year	15,573,061	$296,608,448	15,573,061	$296,699,291

Apollo Tactical Income Fund Inc.

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017

	Shares	Amount	Shares	Amount
Common shares outstanding, beginning of the year	14,464,026	$275,624,904	14,464,026	$275,624,904
Common shares issued as reinvestment of dividends	—	—	—	—
Permanent differences reclassified (primarily non-deductible expenses)	—	—	—	—

Common shares outstanding, end of the year	14,464,026	$275,624,904	14,464,026	$275,624,904

Dividends declared on common shares with a record date of January 1, 2018 or later through the date of this report were as follows:

Apollo Senior Floating Rate Fund Inc.

							Value of new
Dividend				Per			Common
Declaration	Ex-Dividend	Record	Payment	Share	Gross	Cash	Shares
Date	Date	Date	Date	Amount	Distribution	Distribution	Issued

December 29, 2017	January 17, 2018	January 18, 2018	January 31, 2018	$0.0900	$1,401,575	$1,401,575	—
January 23, 2018	February 13, 2018	February 14, 2018	February 28, 2018	$0.0900	$1,401,575	$1,401,575	—
February 22, 2018	March 15, 2018	March 16, 2018	March 29, 2018	$0.0960	$1,495,014	$1,495,014	—
March 26, 2018	April 16, 2018	April 17, 2018	April 30, 2018	$0.0960	$1,495,014	$1,495,014	—
April 26, 2018	May 16, 2018	May 17, 2018	May 31, 2018	$0.0960	$1,495,014	$1,495,014	—
May 23, 2018	June 15, 2018	June 18, 2018	June 29, 2018	$0.0960	$1,495,014	$1,495,014	—
June 21, 2018	July 17, 2018	July 18, 2018	July 31, 2018	$0.0960	$1,495,014	$1,495,014	—
July 23, 2018	August 17, 2018	August 20, 2018	August 31, 2018	$0.0960	$1,495,014	$1,495,014	—
August 15, 2018	September 14, 2018	September 17, 2018	September 28, 2018	$0.0980	$1,526,160	$1,526,160	—
September 19, 2018	October 17, 2018	October 18, 2018	October 31, 2018	$0.0980	$1,526,160	$1,526,160	—
October 22, 2018	November 15, 2018	November 16, 2018	November 30, 2018	$0.1000	$1,557,306	$1,557,306	—
November 16, 2018	December 14, 2018	December 17, 2018	December 31, 2018	$0.1000	$1,557,306	$1,557,306	—
December 6, 2018	December 14, 2018	December 17, 2018	December 31, 2018	$0.1050	$1,635,171	$1,635,171	—
December 24, 2018	January 16, 2019	January 17, 2019	January 31, 2019	$0.1000	$1,557,306	$1,557,306	—
January 24, 2019*	February 5, 2019	February 6, 2019	February 20, 2019	$0.1000	$1,557,306	$1,557,306
February 14, 2019*	March 15, 2019	March 18, 2019	March 29, 2019	$0.1000
* Declared subsequent to December 31, 2018.

Annual Report  |  43

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2018

Apollo Tactical Income Fund Inc.

							Value of new
Dividend				Per			Common
Declaration	Ex-Dividend	Record	Payment	Share	Gross	Cash	Shares
Date	Date	Date	Date	Amount	Distribution	Distribution	Issued

December 29, 2017	January 17, 2018	January 18, 2018	January 31, 2018	$0.1000	$1,446,403	$1,446,403	—
January 23, 2018	February 13, 2018	February 14, 2018	February 28, 2018	$0.1000	$1,446,403	$1,446,403	—
February 22, 2018	March 15, 2018	March 16, 2018	March 29, 2018	$0.1000	$1,446,403	$1,446,403	—
March 26, 2018	April 16, 2018	April 17, 2018	April 30, 2018	$0.1000	$1,446,403	$1,446,403	—
April 26, 2018	May 16, 2018	May 17, 2018	May 31, 2018	$0.1000	$1,446,403	$1,446,403	—
May 23, 2018	June 15, 2018	June 18, 2018	June 29, 2018	$0.1040	$1,504,259	$1,504,259	—
June 21, 2018	July 17, 2018	July 18, 2018	July 31, 2018	$0.1040	$1,504,259	$1,504,259	—
July 23, 2018	August 17, 2018	August 20, 2018	August 31, 2018	$0.1040	$1,504,259	$1,504,259	—
August 15, 2018	September 14, 2018	September 17, 2018	September 28, 2018	$0.1070	$1,547,651	$1,547,651	—
September 19, 2018	October 17, 2018	October 18, 2018	October 31, 2018	$0.1070	$1,547,651	$1,547,651	—
October 22, 2018	November 15, 2018	November 16, 2018	November 30, 2018	$0.1070	$1,547,651	$1,547,651	—
November 16, 2018	December 14, 2018	December 17, 2018	December 31, 2018	$0.1070	$1,547,651	$1,547,651	—
December 6, 2018	December 14, 2018	December 17, 2018	December 31, 2018	$0.0800	$1,157,122	$1,157,122	—
December 24, 2018	January 16, 2019	January 17, 2019	January 31, 2019	$0.1070	$1,547,651	$1,547,651	—
January 24, 2019*	February 5, 2019	February 6, 2019	February 20, 2019	$0.1070	$1,547,651	$1,547,651
February 14, 2019*	March 15, 2019	March 18, 2019	March 29, 2019	$0.1070
* Declared subsequent to December 31, 2018.

Note 7. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Funds’ capital accounts at fiscal year end for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the fiscal year ended December 31, 2018, permanent differences resulting primarily from distributions paid in excess of taxable income were identified and reclassified among the components of the Funds’ net assets as follows:

	Accumulated	Paid-In
Fund	Loss	Capital

Apollo Senior Floating Rate Fund Inc.	$90,843	$(90,843)
Apollo Tactical Income Fund Inc.	—	—

The tax character of distributions paid by AFT during the fiscal years ended December 31, 2018 and 2017 was as follows:

Apollo Senior Floating Rate Fund Inc.

Distributions paid from Ordinary Income: *	2018	2017
Common Shareholders	$19,575,338	$18,064,751

Total Distributions	$19,575,338	$18,064,751

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The tax character of distributions paid by AIF during the fiscal years ended December 31, 2018 and 2017 was as follows:

Apollo Tactical Income Fund Inc.

Distributions paid from Ordinary Income: *	2018	2017

Common Shareholders	$19,092,514	$18,586,273

Total Distributions	$19,092,514	$18,586,273

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

44  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2018

As of December 31, 2018, the most recent tax year end, the components of accumulated losses on a tax basis were as follows:

		Undistributed	Net
	Undistributed	Long-Term	Unrealized	Accumulated
	Ordinary	Capital	Appreciation/	Capital and
Fund	Income	Gains	(Depreciation)*	Other Losses

Apollo Senior Floating Rate Fund Inc.	$338,987	$—	$(21,335,191)	$(21,185,278)
Apollo Tactical Income Fund Inc.	488,394	—	(20,381,786)	(23,299,546)

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustments and disallowed losses due to restructuring.

For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of December 31, 2018, short-term and long-term capital loss carryforwards totaled $1,579,438 and $19,605,840, respectively, for AFT and $544,300 and $22,755,246, respectively, for AIF, which may be carried forward for an unlimited period.

Unrealized appreciation/(depreciation) and basis of investments for U.S. federal income tax purposes at December 31, 2018 were as follows:

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.

Federal tax basis, cost	$420,660,345	$381,543,526

Unrealized appreciation	$778,998	$1,014,788
Unrealized depreciation	(22,087,944)	(21,396,574)

Net unrealized appreciation/(depreciation)*	$(21,308,946)	$(20,381,786)

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustments and disallowed losses due to restructuring.

Note 8. Credit Agreements and Preferred Shares

The Funds utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Funds may obtain leverage by issuing preferred shares and/or notes and may also borrow funds from banks and other financial institutions. The Funds may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Funds’ net income, distributions and/or NAV in relation to market changes. Leverage is a speculative technique that exposes the Funds to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Funds’ portfolios will be magnified due to the use of leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Funds’ NAV, which will be borne entirely by the Funds’ common shareholders. If the Funds issue preferred shares and/or notes or engage in other borrowings, they will have to pay dividends on their shares or interest on their notes or borrowings, which will increase expenses and may reduce the Funds’ return. These dividend payments or interest expenses (which will be borne entirely by the common shareholders) may be greater than the Funds’ return on the underlying investments. The Funds’ leveraging strategy may not be successful.

Apollo Senior Floating Rate Fund Inc.

On May 11, 2016, AFT entered into a $150,000,000 credit facility (the “Credit Facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”) as lender. Under the terms of the Credit Facility, AFT may borrow a single term loan not to exceed $112,500,000 (the “Term Loan”) and may borrow up to an additional $37,500,000 on a revolving basis (the “Revolving Loans”). AFT has granted a security interest in substantially all of its assets in the event of default under the Credit Facility. AFT may borrow on a revolving basis until May 11, 2019, at which time any loans outstanding under the Credit Facility must be repaid in full. The Fund pays SMBC a quarterly commitment fee equal to 0.15% per annum on the average daily amount of available commitments. As of December 31, 2018, $9,000,000 of the available revolving credit remains undrawn. As of December 31, 2018, AFT has $141,000,000 principal outstanding under the Credit Facility, which is comprised of a Term Loan of $112,500,000 and Revolving Loans totaling $28,500,000, all of which bear interest at a rate of LIBOR plus 1.05%.

Annual Report  |  45

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2018

For the year ended December 31, 2018, the average daily principal loan balance outstanding was $141,000,000, the weighted average annual interest rate was 3.07% and the interest expense, which is included on the Statements of Operations in interest and commitment fee expense, was $4,330,810.

The fair value of AFT’s borrowings under the Credit Facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AFT has determined would be categorized as Level 2 in the fair-value hierarchy.

The Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of December 31, 2018, AFT was not aware of any instances of non-compliance related to the Credit Facility.

In connection with AFT’s entry into the Credit Facility, certain debt financing costs were incurred by AFT and are shown net of the principal amount in the Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the credit facility. The amortization of the deferred financing costs is included in the Statements of Operations.

Apollo Tactical Income Fund Inc.

On April 20, 2018, AIF entered into a $133,000,000 credit facility (the “New Credit Facility”) with SMBC as lender. Under the terms of the New Credit Facility, AIF may borrow a single term loan not to exceed $125,000,000 (the “New Term Loan”) and may borrow up to an additional $8,000,000 on a revolving basis (the “New Revolving Loans”). AIF has granted a security interest in substantially all of its assets in the event of default under the New Credit Facility. AIF may borrow on a revolving basis until April 20, 2020, at which time any loans outstanding under the New Credit Facility must be repaid in full. The Fund pays SMBC a quarterly commitment fee equal to 0.15% per annum on the average daily amount of available commitments. As of December 31, 2018, $6,500,000 of the available revolving credit remains undrawn. As of December 31, 2018, AIF has $126,500,000 principal outstanding under the New Credit Facility, which is comprised of a New Term Loan of $125,000,000 and New Revolving Loans totaling $1,500,000, all of which bear interest at a rate of LIBOR plus 0.90%.

Prior to April 20, 2018, AIF had a $138,000,000 revolving credit facility with JPMorgan Chase Bank, N.A. as lender and administrative agent (the “JPM Facility”). The JPM Facility expired on April 20, 2018. Borrowings under the JPM Facility bore interest at a rate of LIBOR plus 1.15%.

For the year ended December 31, 2018, the average daily principal loan balance outstanding was $129,858,904, the weighted average annual interest rate was 2.99% and the interest expense, which is included on the Statements of Operations in interest and commitment fee expense, was $3,888,467.

The fair value of AIF’s borrowings under the New Credit Facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AIF has determined would be categorized as Level 2 in the fair-value hierarchy.

The New Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of December 31, 2018, AIF was not aware of any instances of non-compliance related to the New Credit Facility.

In connection with AIF’s entry into the New Credit Facility, certain debt financing costs were incurred by AIF and are shown net of the principal amount in the Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the New Credit Facility. The amortization of the deferred financing costs is included in the Statements of Operations.

46  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2018

Note 9. General Commitments and Contingencies

As of December 31, 2018, the Funds had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	AFT	AIF
A-L Parent, LLC*	$1,310,878	$—
Charming Charlie, LLC	573,369	172,787

Total unfunded loan commitments	$1,884,247	$172,787

*   The loan commitment was held in AFT only.

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Funds’ valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the Statements of Assets and Liabilities and the Statements of Operations. For the year ended December 31, 2018, AFT and AIF recorded a net change in unrealized appreciation/(depreciation) on unfunded loan commitments totaling $(47,129) and $(3,805), respectively.

Note 10. Indemnification

The Funds each have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. Based upon historical experience, the risk of loss from such claims is currently considered remote; however, there can be no assurance that losses will not occur or if claims are made against the Funds the losses will not be material.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that the following subsequent events were disclosable:

Each Fund has entered into separate agreements with U.S. Bancorp. Fund Services, LLC to provide accounting and administrative services, as well as an agreement with U.S. Bank National Association to provide custodial services (together “U.S. Bank”), effective March 1, 2019. Under the terms of the agreements, U.S. Bank is responsible for providing services necessary in the daily operations of the Funds such as maintaining the Funds’ books and records, calculating the Funds’ NAV, settling all portfolio trades, preparing regulatory filings and acting as the corporate secretary.

Additionally, each Fund has entered into an agreement with American Stock Transfer & Trust Company, LLC, to serve as the Fund’s transfer agent, dividend disbursing agent and reinvestment plan administrator effective March 1, 2019.

The Funds’ Administration Agreements, custodian agreements with BNY Mellon and transfer agent agreements with BNYMIS, as described in Note 3 to the Funds’ financial statements, were terminated, in accordance with their terms, effective February 28, 2019.

Annual Report  |  47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (collectively referred to as the “Funds”), including the schedules of investments, as of December 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

February 25, 2019

We have served as the auditor of the Funds since 2011.

48  |

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information

December 31, 2018 (unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive common stock of the Funds as set forth below, all net investment income dividends and all capital gains distributions declared by the Board will be payable in cash.

A shareholder may elect to have net investment income dividends and capital gains distributions reinvested in common stock of the Funds. To exercise this option, such shareholder must notify BNYMIS, the plan administrator and the Funds’ transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board for the net investment income dividend and/or capital gains distribution involved.

The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that elects to receive dividends and distributions in additional shares of common stock of the Funds (each a “Participant”). The plan administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee.

The shares are acquired by the plan administrator for a participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Funds (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the NAV per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares of common stock to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the shares are issued, unless the NAV is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If, on the dividend payment date, the NAV per share is greater than the market value (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Funds. If a Participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 5¢ per share brokerage commission from the proceeds.

Shareholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Funds will be equal to the total dollar amount of the dividend payable to the shareholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at bnymellon.com/ shareowner, by filling out the transaction request form located at the bottom of the Participant’s statement and sending it to the plan administrator at P.O. Box 30170, College Station, TX 77842 or by calling the plan administrator at 800-331-1710.

The plan may be terminated by the Funds upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Funds. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at P.O. Box 30170, College Station, TX 77842.

European Risk

The Funds may invest a portion of their assets in credit instruments issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom (“UK”). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on investments by the Funds in

Annual Report  |  49

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information (continued)

December 31, 2018 (unaudited)

securities of European companies, including but not limited to the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Funds. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Funds. The uncertainty in the wake of the UK’s “Brexit” referendum and subsequent political developments could have a negative impact on both the UK economy and the economies of other countries in Europe. The Brexit process also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Funds. Global central banks may maintain historically low interest rates longer than was anticipated prior to the Brexit vote, which could adversely affect the Funds.

Shareholder Tax Information

The Funds are required by Subchapter M of the Internal Revenue Code to advise their shareholders of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. During the fiscal year ended December 31, 2018, the percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations for Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. were 92.14% and 79.63%, respectively.

50  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Directors and Officers

December 31, 2018 (unaudited)

Directors and Officers

The Board of Directors of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law. The directors of each Fund (the “Directors”) are divided into three classes, serving staggered three-year terms. Any vacancy on the Board of Directors may be filled only by a majority of the remaining Directors, except to the extent that the Investment Company Act requires the election of directors by shareholders.

Certain biographical and other information relating to the Directors and Executive Officers of the Funds is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser, specifically AFT and AIF, and other public directorships/ trusteeships.

Directors and Officers Name, Address(1) and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Complex of Funds Overseen by the Director	Other Public Directorships/ Trusteeships Held by the Director During Past Five Years

INTERESTED DIRECTORS(2)

Barry Cohen (born 1952)	Director and Chairman of the Board	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2021 annual meeting.	President, Elysium Management LLC since 2017. Managing Director, Apollo Management, L.P. (investment advisor) since 2008.	2	None.

INDEPENDENT DIRECTORS(3)

Robert L. Borden (born 1963)	Director	AFT and AIF Director since November 2013; current terms end at the 2020 annual meeting.	Chief Executive Officer and Chief Investment Officer, Delegate Advisors, LLC since 2012.	2	Athene Holding Ltd.

Glenn N. Marchak (born 1956)	Director; Audit Committee Chair	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2019 annual meeting.	Private Investor; Corporate Director/Trustee.	2	Stone Harbor Emerging Markets Income Fund; Stone Harbor Emerging Markets Total Income Fund.

Carl J. Rickertsen (born 1960)	Director; Nominating and Corporate Governance Committee Chair	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2020 annual meeting.	Managing Partner, Pine Creek Partners (private equity investment firm) since 2005.	2	Berry Plastics Group, Inc.; MicroStrategy Incorporated.

Annual Report  |  51

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Directors and Officers (continued)

December 31, 2018 (unaudited)

Directors and Officers Name, Address(1) and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Complex of Funds Overseen by the Director	Other Public Directorships/ Trusteeships Held by the Director During Past Five Years

Todd J. Slotkin (born 1953)	Lead Independent Director	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2019 annual meeting.	Managing Director and Global Head, Alvarez & Marsal Asset Management Services, LLC since 2014; Co-Founder and Managing Partner, Newton Pointe Partners (consulting firm) from 2011 to 2014.	2	CBIZ, Inc.

Elliot Stein, Jr. (born 1949)	Director	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2021 annual meeting.	Private Investor; Corporate Director/Trustee.	2	Apollo Investment Corporation.

EXECUTIVE OFFICERS(4)

Joseph Moroney (born 1971)	President and Chief Investment Officer	AFT since 2011 and AIF since 2013.	Apollo Capital Management L.P. since 2015, Co-Head of Global Liquid Credit since 2018.	N/A	N/A

Frank Marra (born 1979)	Treasurer and Chief Financial Officer	AFT and AIF since 2014.	Senior Controller and Vice President, Apollo Capital Management, L.P. since 2009.	N/A	N/A

Joseph D. Glatt (born 1973)	Secretary and Chief Legal Officer	AFT since 2011 and AIF since 2013.	Chief Legal Officer, Secretary and Vice President, Apollo Investment Corporation since 2014, 2010 and 2009, respectively; General Counsel, Apollo Capital Management L.P. since 2007.	N/A	N/A

Cindy Michel (born 1973)	Chief Compliance Officer	AFT since 2011 and AIF since 2013.	Chief Compliance Officer and Vice President, Apollo Investment Corporation since 2010; Chief Compliance Officer of Apollo Global Management, LLC since 2014.	N/A	N/A

(1)	The address of each Director and Officer is care of the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc. at 9 West 57th Street, New York, NY 10019.
(2)	“Interested person,” as defined in the Investment Company Act, of the Funds. Mr. Cohen is an interested person of the Funds due to his affiliation with the Adviser.
(3)	“Independent Directors” are directors who are not “interested persons,” as defined in the Investment Company Act, of the Funds.
(4)	Executive officers of the Funds serve at the pleasure of the Board of Directors.

52  |  Annual Report

Important Information About This Report

Investment Adviser

This report has been prepared for shareholders of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at (877) 864-4834 and additional reports will be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent period ended June 30, 2018 are available (i) without charge, upon request, by calling (877) 864-4834 and (ii) on the SEC’s website at http:// www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Apollo Credit Management, LLC
9 West 57th Street
New York, NY 10019

Administrator
The Bank of New York Mellon
4400 Computer Drive
Westborough, MA 01581

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 30170
College Station, TX 77842
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112
Fund Counsel
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Annual Report  |  53

Important Information About This Report (continued)

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Website information, including any information captured through our use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, maintain your investments in the Funds, and to respond to court orders and legal investigations. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers and service providers as may be necessary to facilitate the acceptance and management of your account or your investments in the Funds and to enable them to perform services on our behalf. We may also provide your name, address, telephone number, social security number or financial condition information to affiliates or nonaffiliated third parties, such as broker-dealers, engaged in marketing activities on our behalf, such as the solicitation of your investment in future funds managed by Apollo. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

Opt-Out Notice. We reserve the right to disclose nonpublic personal information about you to a nonaffiliated third party as discussed above. If you wish to limit the distribution of your personal information with our affiliates and nonaffiliated third parties, as described herein, you may do so by:

•	Calling us at (877) 864-4834; or
•	Writing us at the following address:

  Apollo Global Management, LLC

  c/o: Apollo Senior Floating Rate Fund Inc., Apollo Tactical Income Fund Inc.

  9 West 57th Street, 43rd Floor, New York, New York 10019

  Attn: Cindy Z. Michel

The ability to opt-out of disclosure of nonpublic personal information about you may not apply to arrangements necessary to effect or administer a transaction in shares of a Fund or maintain or service your account.

If you choose to write to us, your request should include your name, address, telephone number and account number(s) to which the opt-out applies and the extent to which your personal information shall be withheld. If you are a joint account owner we will apply those instructions to the entire account. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If your shares are held in “street name” at a bank or brokerage, we do not have access to your personal information and you should refer to your bank’s or broker’s privacy policies for a statement of the treatment of your personal information.

54  |  Annual Report

9 West 57th Street, New York, NY 10019

(877) 864-4834 • www.apollofunds.com

12/31/18

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No response required.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description enumerated in paragraph (b) of this Item 2.

(d)

The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item 2.

(e)	Not Applicable.

(f)	The code of ethics is included on the registrant’s website at: www.apollofunds.com

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Glenn A. Marchak and Todd J. Slotkin are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2017 and December 31, 2018 were $145,000 and $145,000, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in the fiscal years ended December 31, 2017 and December 31, 2018 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively. The aggregate audit-related fees billed in the fiscal years ended December 31, 2017 and December 31, 2018 to Service Affiliates (as defined below) were $0 and $0, respectively.

Tax Fees

(c)

The aggregate fees billed in the fiscal years ended December 31, 2017 and December 31, 2018 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,675 and $6,675, respectively. “Tax fees” are for tax services related to reviews of returns and various tax matters. The aggregate tax fees billed in the fiscal years ended December 31, 2017 and December 31, 2018 to Service Affiliates (as defined below) were $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in the fiscal years ended December 31, 2017 and December 31, 2018 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 and $0, respectively. The aggregate fees in this category billed in the fiscal years ended December 31, 2017 and December 31, 2018 to Service Affiliates (as defined below) were $0 and $0, respectively.

(e)(1)

All services to be performed for the registrant and all services to be performed for the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant, by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to Service Affiliates for the fiscal years ended December 31, 2017 and December 31, 2018 were $6,675 and $6,675, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee consisting solely of independent directors of the registrant. The members of the audit committee are: Glenn N. Marchak (Chairman), Carl J. Rickertsen, Todd J. Slotkin and Elliot Stein, Jr.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are included in this Item.

Proxy Voting Policies and Procedures

of

Apollo Credit Management, LLC

SEC registered advisers that have the authority to vote client proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures (i) reasonably designed to ensure that the adviser votes proxies in the best interests of its clients and (ii) that include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients. It is expected that, in most cases, Apollo Credit Management, LLC (the “adviser”) will invest the assets of its clients in securities that do not generally carry voting rights. When a client account does have voting rights in a security, it follows the proxy voting policies and procedures summarized below:

In determining how to vote, officers of the adviser will consult with each other and other investment professionals affiliated with the adviser, taking into account the interests of the adviser’s clients and investors as well as any potential conflicts of interest. The adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, the adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, including by seeking the direction of the independent directors of the client or, in extreme cases, by abstaining from voting. While the adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, the adviser does not expect to delegate its voting authority to any third party.

An officer of the adviser will keep a written record of how all such proxies are voted. The adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, the adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

The adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, the adviser will vote proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) it is necessary to vote contrary to the general guidelines to maximize shareholder value or the best interests of the adviser’s clients. In reviewing proxy issues, the adviser generally uses the following guidelines:

Elections of Directors: In general, the adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or the adviser determines that there are other compelling reasons for withholding a vote, it will determine the appropriate vote on the matter. The adviser may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, the adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement or where, in the adviser’s discretion, the cost of voting will outweigh the perceived benefit.

Appointment of Auditors: The adviser believes that the board of an issuer remains in the best position to choose its independent auditors and the adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure: Changes in an issuer’s charter or by-laws may be required by state or federal regulation. In general, the adviser will cast client votes in accordance with management on such proposals. However, the adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions: The adviser believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of client interests.

Proposals Affecting Shareholder Rights: The adviser generally will vote in favor of proposals that give shareholders a greater voice in the affairs of an issuer and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, the adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of a client’s investment in the issuer.

Corporate Governance: The adviser recognizes the importance of good corporate governance. Accordingly, the adviser generally will favor proposals that promote transparency and accountability within an issuer.

Anti-Takeover Measures: The adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

Stock Splits: The adviser generally will vote with management on stock split matters.

Limited Liability of Directors: The adviser generally will vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility: The adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. The adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	As of December 31, 2018, the following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategy (the “Portfolio Managers”):

Portfolio Managers	Title	Length of Service	Business Experience for Last 5 Years
Joseph Moroney	President and Chief Investment Officer	Joined Apollo in 2008 Portfolio Manager since registrant’s inception

Mr. Moroney is a Partner in Credit and currently serves as Co-Head of the Global Liquid Credit platform of Apollo Capital Management, L.P. and serves as the President and Chief Investment Officer of the registrant. Mr. Moroney joined Apollo Global Management, LLC (along with its subsidiaries “Apollo”) in 2008. Prior to joining Apollo, Mr. Moroney was employed by Aladdin Capital Management where he served as the Senior Managing Director of its Leveraged Loan Group. Mr. Moroney’s investment management career spans 24 years, with experience at various leading financial services firms including Merrill Lynch Investment Managers and MetLife Insurance. Mr. Moroney graduated from Rutgers University with a BS in Ceramic Engineering and serves on the Board of Overseers of the Rutgers Foundation. He is a Chartered Financial Analyst and a member of the NYSSA.

James Vanek	Portfolio Manager	Joined Apollo in 2008 Portfolio Manager since 2014

Mr. Vanek serves as a Portfolio Manager of the registrant. Prior to joining Apollo in 2008, Mr. Vanek was an Associate Director, Loan Sales & Trading in the Leveraged Finance Group at Bear Stearns. Mr. Vanek graduated from Duke University with a BS in Economics and a BA in Computer Science and received his MBA from Columbia Business School.

(a)(2)	As of December 31, 2018, the Portfolio Managers listed above are also responsible for the day-to-day management of the following (not including the registrant):

Name of Portfolio Manager	Total No. of Accounts Managed	Total Assets(1)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance(2)(3)
Joseph Moroney
Registered Investment Companies:	1	$0.365 Billion	None	None
Other Pooled Investment Vehicles:	17	$7.757 Billion	13	$7.290 Billion
Other Accounts:	2	$0.965 Billion	None	None

James Vanek
Registered Investment Companies:	1	$0.365 Billion	None	None
Other Pooled Investment Vehicles:	2	$0.616 Billion	2	$0.727 Billion
Other Accounts:	2	$0.944 Billion	None	None

(1)	Total assets represent assets under management as defined by Apollo Global Management, LLC, which includes unfunded commitments.

(2)	Represent the assets under management of the accounts managed that generate incremental fees in addition to advisory fees.

(3)

Joseph Moroney is responsible for the oversight of the Global Liquid Credit business which had AUM of $38.7 Billion as of December 31, 2018. The disclosures above only reflect those accounts where the Portfolio Managers have direct day to day responsibilities for oversight of the funds.

Potential Conflicts of Interests

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, the Adviser and its affiliates provide investment management services both to the registrant and the other Apollo-advised funds, including other funds, client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, in which the registrant will not have an interest. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Apollo-advised funds that may differ from advice given to, or securities recommended or bought for, the registrant, even though their investment objectives may be the same or similar to those of the registrant.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Apollo-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the registrant and may affect the prices and availability of the securities and instruments in which the registrant invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the registrant and the other Apollo-advised funds. It is the policy of the Adviser to generally share appropriate investment opportunities (and sale opportunities) with the other Apollo-advised funds to the extent consistent with applicable legal requirements. In general, this policy will result in such opportunities being allocated pro rata among the registrant and the other Apollo-advised funds. Nevertheless, investments and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised fund as compared to another participating Apollo-advised fund.

In the event investment opportunities are allocated among the registrant and the other Apollo-advised funds, the registrant may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that the registrant may not be given the opportunity to participate in certain investments made by the other Apollo-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the registrant and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the registrant and the other Apollo-advised funds. When this occurs, the various prices may be averaged, and the registrant will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the registrant. In addition, under certain circumstances, the registrant may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than the registrant. From time to time, the registrant and the other Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the registrant may benefit the other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by the registrant may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by the registrant may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised funds.

While these conflicts cannot be eliminated, the Adviser, when consistent with fund objectives, guidelines and other fiduciary considerations and when practicable, the registrant and the other Apollo-advised funds may hold investments in the same levels of an issuer’s capital structure in the same proportion at each level.

Although the professional staff of the Adviser will devote as much time to the management of the registrant as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the registrant and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the registrant and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the registrant but will be allocated between the business of the registrant and the management of the monies of other clients of the Adviser.

A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he manages. If the structure of the Adviser’s (or its affiliates’) management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Managers may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts that have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The registrant and the Adviser have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, portfolio managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. Portfolio managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

Annual Bonus. Generally, a portfolio manager receives an annual bonus based on such person’s individual performance, operational performance for the Apollo-advised funds for which such person serves, and such portfolio manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo entity, such as restricted stock units of Apollo Global Management, LLC.

Carried Interest. Generally, a portfolio manager receives carried interests with respect to the Apollo-advised funds for which such person serves as a portfolio manager, subject to standard terms and conditions, including vesting.

(a)(4)    Disclosure of Securities Ownership

The dollar range of common stock of the registrant beneficially owned by each Portfolio Manager as of December 31, 2018 was as follows:

Name of Portfolio Manager	Dollar ($) Range of Common Stock Beneficially Owned

Joseph Moroney	$100,001 - $500,000

James Vanek	$50,001 - $100,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None in the reporting period.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Apollo Senior Floating Rate Fund Inc.

By (Signature and Title) /s/ Joseph Moroney
Joseph Moroney, President (principal executive officer)

Date February 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Joseph Moroney
Joseph Moroney, President (principal executive officer)

Date February 25, 2019

By (Signature and Title) /s/ Frank Marra
Frank Marra, Treasurer and Chief Financial Officer (principal financial officer)

Date February 25, 2019